Exhibit 10.1

EXECUTION COPY

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT, dated as of the 13th day of December, 2006 (the “Agreement”) settles real property tax assessments and litigation concerning the Bowline and Lovett electric generating facilities (and certain properties adjacent thereto) and is by and among the TOWN OF HAVERSTRAW, a body corporate and politic existing under the laws of the State of New York, with an office at 1 Rosman Road, Garnerville, New York (“Haverstraw”), the VILLAGE OF HAVERSTRAW, a body corporate and politic existing under the laws of the State of New York, with an office at 40 New Main Street, Haverstraw, New York (“Haverstraw Village”), the VILLAGE OF WEST HAVERSTRAW, a body corporate and politic existing under the laws of the State of New York, with an office at 130 Samsondale Ave, West Haverstraw, New York (“West Haverstraw Village”), the HAVERSTRAW-STONY POINT CENTRAL SCHOOL DISTRICT, a central school district of the State of New York, with an office at 65 Chapel Street, Garnerville, New York (the “School District”), the COUNTY OF ROCKLAND, a body corporate and politic existing under the laws of the State of New York, with an office at 11 New Hempstead Road, New City, New York (the “County” and, collectively with Haverstraw, Haverstraw Village, West Haverstraw Village, and the School District, the “Bowline Tax Jurisdictions”), the TOWN OF STONY POINT, a body corporate and politic existing under the laws of the State of New York, with an office at 74 East Main Street, Stony Point, New York (“Stony Point”, and together with the School District and the County, the “Lovett Tax Jurisdictions”) (the Lovett Tax Jurisdictions and the Bowline Tax Jurisdictions are referred to herein as the “Tax Jurisdictions”, or in the singular, a “Tax Jurisdiction”), MIRANT BOWLINE, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware and authorized to do business in the State of New York, with an office at 140 Samsondale Avenue, West Haverstraw, New York (“Mirant Bowline”), MIRANT LOVETT, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware and authorized to do business in the State of New York, with an office at 37 Elm Street, Tompkins Cove, New York (“Mirant Lovett”), MIRANT NEW YORK, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, with an office at 140 Samsondale Avenue, West Haverstraw, New York (“Mirant New York”), HUDSON VALLEY GAS CORPORATION, a corporation duly organized and validly existing under the laws of the State of New York, with an office at 140 Samsondale Avenue, West Haverstraw, New York (“HVG”, and together with Mirant Bowline, Mirant Lovett, and Mirant New York, the “New York Companies”, or in the singular, a “New York Company”), and MIRANT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware, with an office at 1155 Perimeter Center West, Atlanta, Georgia (“Mirant” and, collectively with the New York Companies, the “Mirant Parties”) (the Tax Jurisdictions and the Mirant Parties are referred to herein as the “Parties”).

RECITALS:

A.            Bowline Facility Recitals

WHEREAS, Orange and Rockland Utilities, Inc. (“O & R”) commenced certain tax certiorari proceedings in the Supreme Court of the State of New York, County of Rockland (the “New York Court”), pursuant to Article 7 of the New York Real Property Tax Law (“RPTL”) to review the assessments on certain of its real properties located in Haverstraw as set forth on the 1995, 1996, 1997, and 1998 final assessment rolls of Haverstraw (the “1995 – 1998 Haverstraw Proceedings”); and

WHEREAS, Southern Energy Bowline, LLC (which is now known as Mirant Bowline, LLC following a name change) or its predecessor subsequently purchased from O & R some of the property subject to the petitions in the 1995 – 1998 Haverstraw Proceedings, which properties are identified on Exhibit “A” attached hereto, and are known commonly as the Bowline Electric Generating Facility (the “Bowline Facility”); and

WHEREAS, by Order of the New York Court dated November 10, 2000, Southern Energy Bowline, LLC was permitted to intervene as a petitioner in the 1995 – 1998 Haverstraw Proceedings; and

WHEREAS, by Stipulation and Order of the New York Court dated May 19, 2004, O & R’s claims with respect to the assessments of its properties (transmission and distribution properties) not identified on Exhibit “A” attached hereto were severed from the 1995 – 1998 Haverstraw Proceedings and made the subject of separate proceedings that are not the subject of this Agreement; and

WHEREAS, similar proceedings in relation to the assessments of the Bowline Facility were commenced by Southern Energy Bowline, LLC in connection with the 1999 and 2000 final assessment rolls of Haverstraw (the “1999 – 2000 Haverstraw Proceedings”); and

WHEREAS, Mirant Bowline and Mirant New York represent that O & R no longer has an interest in the 1995 – 1998 Haverstraw Proceedings or the 1999 – 2000 Haverstraw Proceedings relating to the tax parcels identified on Exhibit ”A” attached hereto; and

WHEREAS, similar proceedings in relation to the assessments of the Bowline Facility were commenced by certain of the New York Companies in connection with the 2001, 2002, and 2003 final assessment rolls of Haverstraw (the “2001 – 2003 Haverstraw Proceedings”), and the 2004, 2005, and 2006 final assessment rolls of Haverstraw (the “2004 – 2006 Haverstraw Proceedings”); and

WHEREAS, by Decision and Order of the New York Court dated November 24, 2004, Mirant Bowline was substituted for Southern Energy Bowline, LLC in the 1999 – 2000 Haverstraw Proceedings, and further permitted to be added as a named petitioner in the 2001 – 2003 Haverstraw Proceedings; and

WHEREAS, by Stipulation and Order of the New York Court, the 1995 – 1998 Haverstraw Proceedings, the 1999 – 2000 Haverstraw Proceedings and the 2001 – 2003 Haverstraw Proceedings (collectively, the “1995 – 2003 Haverstraw Proceedings”) were joined for purposes of trial; and

WHEREAS, by order dated July 6, 2004, the New York Court dismissed on procedural grounds the portion of the 1995 – 1998 Haverstraw Proceedings concerning the 1996 final assessment roll; and

WHEREAS, the 1995 – 2003 Haverstraw Proceedings have been fully tried; and

WHEREAS, the New York Court issued a Decision and Order, dated August 11, 2006, and entered on August 16, 2006, regarding the 1995 – 2003 Haverstraw Proceedings (excluding the 1996 final assessment roll of Haverstraw) (the “Haverstraw Decision”); and

WHEREAS, the New York Court issued a “Resettled Order and Judgment,” dated September 18, 2006, and entered on September 21, 2006, regarding the 1995 – 2003 Haverstraw Proceedings (the “Haverstraw Resettled Order”); and

WHEREAS, the Bowline Tax Jurisdictions and Mirant Bowline, Mirant New York and Mirant have reached agreement to: (a) withdraw all pending appeals arising from or related to the 1995 – 2003 Haverstraw Proceedings, the Haverstraw Decision, and the Haverstraw Resettled Order, (b) apply the revised 2003 assessed values determined for the Bowline Facility in the Haverstraw Decision and the Haverstraw Resettled Order to the 2004 and 2005 final assessment rolls of Haverstraw pursuant to RPTL § 727, and (c) use the 2003 market value determined for the Bowline Facility in the Haverstraw Decision and the Haverstraw Resettled Order for purposes of the 2006 final assessment rolls for the Bowline Facility; and

B.            Lovett Facility Recitals

WHEREAS, Southern Energy Lovett, LLC (which is now known as Mirant Lovett, LLC following a name change) commenced certain tax certiorari proceedings in the New York Court pursuant to Article 7 of the RPTL to review the assessments on certain of its real properties, identified on Exhibit “B” attached hereto and collectively referred to as the Lovett Electric Generating Facility (the “Lovett Facility”), located in Stony Point as set forth on the 2000 final assessment roll of Stony Point (the “2000 Stony Point Proceeding”); and

WHEREAS, similar proceedings in relation to the assessments of the Lovett Facility were commenced by certain of the New York Companies in connection with the 2001, 2002, and 2003 final assessment rolls of Stony Point (the “2001 – 2003 Stony Point Proceedings”); and

WHEREAS, similar proceedings in relation to the assessments of the Lovett Facility were commenced by certain of the New York Companies in connection with the 2004, 2005, and 2006 final assessment rolls of Stony Point (the “2004 – 2006 Stony Point Proceedings”); and

WHEREAS, by Decision and Order of the New York Court dated May 16, 2005, Mirant Lovett was substituted for Southern Energy Lovett, LLC in the 2000 Stony Point Proceeding, and further permitted to be added as a named petitioner in the 2001 – 2003 Stony Point Proceedings; and

WHEREAS, by Stipulation and Order of the New York Court, the 2000 Stony Point Proceeding and the 2001 – 2003 Stony Point Proceedings (together, the “2000 – 2003 Stony Point Proceedings”) were joined for purposes of trial; and

WHEREAS, the 2000 – 2003 Stony Point Proceedings have been fully tried; and

WHEREAS, the New York Court issued a Decision and Order, dated August 28, 2006, and entered on August 31, 2006, regarding the 2000 – 2003 Stony Point Proceedings (the “Stony Point Decision”); and

WHEREAS, the New York Court issued a “Resettled Order and Judgment,” dated September 18, 2006, and entered on September 21, 2006, regarding the 2000 – 2003 Stony Point Proceedings (the “Stony Point Resettled Order”); and

WHEREAS, the Lovett Tax Jurisdictions and Mirant Lovett, Mirant New York and Mirant have reached agreement to withdraw all pending appeals arising from or related to the 2000 – 2003 Stony Point Proceedings, the Stony Point Decision, and the Stony Point Resettled Order, and apply the assessed values determined for the Lovett Facility in the Stony Point Decision and the Stony Point Resettled Order to the 2004, 2005, and 2006 final assessment rolls of Stony Point pursuant to RPTL § 727; and

C.            Hudson Valley Gas Recitals

WHEREAS, HVG is the owner of a twenty-four inch natural gas pipeline (“HVG Property”), as more fully identified on Exhibit “C”; and

WHEREAS, certain of the New York Companies challenged the assessments of the HVG Property relative to the Haverstraw 2003 final assessment roll, as part of the 2003 Haverstraw Proceeding; and

WHEREAS, the Bowline Tax Jurisdictions and certain of the New York Companies agreed to dismiss the challenge of said assessments on the HVG Property at the trial of the 1995-2003 Haverstraw Proceedings; and

WHEREAS, certain of the New York Companies challenged the assessments of the HVG Property relative to the Haverstraw 2004, 2005, and 2006 final assessment rolls, as part of the 2004 – 2006 Haverstraw Proceedings, and those challenges remain unresolved; and

WHEREAS, the Bowline Tax Jurisdictions and Mirant Bowline, Mirant New York, HVG, and Mirant have reached agreement for the 2004, 2005, and 2006 final assessment rolls of Haverstraw for the HVG Property; and

D.            Village Recitals

WHEREAS, O & R commenced similar tax certiorari proceedings in the New York Court to review the assessments on certain of its real properties located in West Haverstraw Village as set forth on the 1996, 1997, 1998 and 1999 final assessment rolls of West Haverstraw Village (the “1996 – 1999 West Haverstraw Village Proceedings”); and

WHEREAS, Southern Energy Bowline, LLC or its predecessor subsequently purchased from O & R the property that was the subject of the petitions in the 1996 – 1999 West Haverstraw Village Proceedings, which property is identified in Exhibit “A” attached hereto as tax map parcel number 600.00-324; and

WHEREAS, Mirant Bowline represents that O & R no longer has an interest in the 1996 – 1999 West Haverstraw Village Proceedings relating to the tax parcels (in whole or in part) identified on Exhibit “A”; and

WHEREAS, tax certiorari proceedings were commenced by Mirant New York in the New York Court to review the assessments on certain of its real properties located in West Haverstraw Village as set forth on the 2001 and 2002 final assessment rolls of West Haverstraw Village (the “2001 – 2002 West Haverstraw Village Proceedings” and together with the 1996 – 1999 West Haverstraw Village Proceedings, the “West Haverstraw Village Proceedings”); and

WHEREAS, in the year 2002, West Haverstraw Village ceased to be an assessing unit and became a levying unit only, thereafter applying the prior year final assessment rolls of Haverstraw to levy its taxes; and

WHEREAS, certain of the New York Companies commenced similar tax certiorari proceedings in the New York Court to review the assessments on one of their real properties located in Haverstraw Village as set forth on the 2001, 2002, 2003, 2004, 2005, and 2006 final assessment rolls of Haverstraw Village (the “Haverstraw Village Proceedings”, and together with the West Haverstraw Village Proceedings, the “Village Proceedings”); and

E.            Bankruptcy Recitals

WHEREAS, commencing on July 14, 2003, and continuing on various dates thereafter, MC 2005, LLC (which was named Mirant Corporation prior to January 3, 2006) (“Old Mirant”), along with more than seventy (70) domestic affiliates, including the New York Companies (collectively, the “Debtors”), filed bankruptcy petitions pursuant to Chapter 11 of title 11, United States Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) (jointly administered under Case Number 03-46950-DML (the “Bankruptcy Cases”)); and

WHEREAS, on September 30, 2003, the Debtors filed in the Bankruptcy Cases their Motion Pursuant to 11 U.S.C. §§ 105(a) and 505(a) for the Determination of Tax Liability, whereby the Debtors requested the Bankruptcy Court to determine the amount of property tax liability and property tax refund with respect to the Bowline Facility and the Lovett Facility [Docket No. 1035] (the “505 Motion”); and

WHEREAS, Haverstraw, Stony Point, the County, and the School District opposed the relief requested in the 505 Motion and asserted, inter alia, that the Bankruptcy Court lacked subject matter jurisdiction to determine the tax liability that is the subject of the 505 Motion; and

WHEREAS, on December 16, 2003, the County filed Proof of Claim No. 7117 against Mirant Bowline, Proof of Claim No. 7118 against Mirant New York, and Proof of Claim No. 7119 against Mirant Lovett (the “County Claims”) asserting contingent claims for amounts the County would be obligated to pay to certain other taxing authorities if Mirant Bowline, Mirant Lovett and/or Mirant New York failed to pay the real property taxes with respect to the Bowline Facility or the Lovett Facility.  The County also filed Proof of Claim No. 7108 against Mirant NY-Gen, LLC, which was subsequently withdrawn.  The County also filed Proof of Claim No. 6663 against Mirant Bowline and Proof of Claim No. 6665 against Old Mirant seeking amounts owing for fire retardant services provided by the County, and Proof of Claim No. 6664 against Mirant Bowline relating to an environmental settlement (collectively, the “Non-Tax Claims”); and

WHEREAS, on January 9, 2004, the Bankruptcy Court entered its Order Regarding Motions to Dismiss and/or Abstain from Hearing Debtors’ Motion Pursuant to 11 U.S.C. §§ 105(a) and 505(a) for a Determination of Tax Liability [Docket No. 2463], pursuant to which the Bankruptcy Court abstained from hearing and ruling on the tax issues that were the subject of the 1995 – 2003 Haverstraw Proceedings and the 2000 – 2003 Stony Point Proceedings in favor of the New York Court; and

WHEREAS, on January 12, 2004, the School District filed the following proofs of claim (the “School District Claims”) asserting amounts owing for taxes and/or penalties: (a) Proof of Claim No. 7624 against Mirant Lovett, (b) Proof of Claim No. 7627 against Mirant Bowline, (c) Proof of Claim No. 7628 against Mirant New York, and (d) Proof of Claim No. 7629 against Old Mirant; and

WHEREAS, on October 18, 2004, the Debtors filed in the Bankruptcy Cases their Consolidated Omnibus Objection to Proofs of Claim Filed by the County of Rockland and the Haverstraw-Stony Point Central School District (Proofs of Claim Nos. 7117-7119 & Claim Nos. 7624, 7627-7629) [Docket No. 5929] (the “Claim Objection”), wherein the Debtors sought the entry of an order disallowing the County Claims and the School District Claims; and

WHEREAS, on January 3, 2005, the Debtors filed in the Bankruptcy Cases their Application Pursuant to 11 U.S.C. § 502(c), Fed. R. Bank. P. 3007, Fed. R. Civ. P. 42(a) and the Claims Estimation Procedures for (i) the Estimation of Proofs of Claim Filed by the County of Rockland and the Haverstraw-Stony Point Central School District and (ii) the Consolidation of the Debtors’ Application with the Debtors’ Claim Objections (Proofs of Claim Nos. 7117-7119 & Claim Nos. 7624, 7627-7629) [Docket No. 7551] (the “Estimation Application”); and

WHEREAS, on January 19, 2005, the Bankruptcy Court adjourned the hearings on the Claim Objection and the Estimation Application to allow the New York Court to address the 1995 – 2003 Haverstraw Proceedings and the 2000 – 2003 Stony Point Proceedings; and

WHEREAS, subsequent to the commencement of the Bankruptcy Cases, the New York Companies did not pay any real property taxes levied against: (a) the Bowline Facility and the HVG Property by Haverstraw, any involved special districts, the County, the County of Rockland Solid Waste Management Authority (the “County Solid Waste Authority”), or the School District with respect to each of the 2003, 2004, 2005, and 2006 final assessment rolls of Haverstraw (excluding the 2003-2004 School District taxes, 2004 Haverstraw, County, and special district taxes for the HVG Property, and excluding January 2007 Taxes, as defined herein at Section 4(f)), (b) the Bowline Facility and the HVG Property by West Haverstraw Village with respect to each of the 2003, 2004, and 2005 final assessment rolls of Haverstraw, (c) the Bowline Facility by Haverstraw Village, with respect to each of the 2004, 2005, and 2006 final assessment rolls of Haverstraw Village, and (d) the Lovett Facility by Stony Point, any involved special districts, the County, the County Solid Waste Authority, or the School District with respect to each of the 2003, 2004, 2005, and 2006 final assessment rolls of Stony Point (excluding January 2007 Taxes as defined herein at Section 4(f)) (collectively, “Unpaid Real Property Taxes”); and

WHEREAS, pursuant to an order dated December 9, 2005 [Docket No. 12569] (the “Confirmation Order”), the Bankruptcy Court confirmed the Amended and Restated Second Amended Joint Chapter 11 Plan of Reorganization for Mirant Corporation and its Affiliated Debtors (the “Plan”) with respect to each of the Debtors other than the New York Companies and Mirant NY-Gen, LLC.  The effective date of the Plan was January 3, 2006.  Pursuant to Article VII, Section 8.2(a) of the Plan, Old Mirant transferred substantially all of its assets to Mirant, including the claims of Old Mirant related to and being compromised by this Agreement; and

WHEREAS, on October 3, 2006, the County filed in the Bankruptcy Cases its Motion to Compel Payment of Postpetition Taxes Filed by Interested Party County of Rockland [Docket No. 14670] (the “Contested Matter”) seeking immediate payment of approximately $111 million in unpaid taxes, interest and penalties as of November 1, 2006.  The foregoing aggregate amount is comprised of approximately $82.8 million in past-due taxes and approximately $28.1 million of penalties and interest with respect to such past-due taxes, and does not include taxes, interest and penalties related to the HVG Property.  Mirant Bowline, Mirant Lovett, Mirant New York, and Mirant opposed the Contested Matter on the grounds, inter alia, that refunds were owed in excess of the taxes owed to the County and that the taxes remained contingent and unliquidated; and

WHEREAS, on October 5, 2006, Mirant New York, Mirant Bowline, Mirant Lovett, and Mirant commenced the proceeding in the Bankruptcy Court styled Mirant Corporation, et al. v. Town of Haverstraw, et al., Adversary Number 06-04202-DML (the “Adversary Proceeding” and together with the 505 Motion, the Estimation Application, and the Claim Objection, the “Bankruptcy Litigation”), asking the Bankruptcy Court to determine, among other things: (a) the taxes for the Bowline Facility and the Lovett Facility from 2004 – 2006, (b) that Mirant Bowline and Mirant Lovett are not required to pay taxes owing for the Bowline Facility and the Lovett Facility until all refunds owing to Mirant Bowline and Mirant Lovett have been credited,

(c) whether interest was owing on the Unpaid Real Property Taxes, (d) that RPTL § 727 did not apply to the Adversary Proceeding, and (e) the Tax Jurisdictions are not entitled to postpetition penalties or interest.  The Unpaid Real Property Taxes levied against the HVG Property were not addressed in the Adversary Proceeding; and

WHEREAS, upon payment of or offset for all Refunds (as defined below in Section 3 of this Agreement) by the Tax Jurisdictions and payment of or offset for all Back Taxes (as defined below in Section 4 of this Agreement) by the New York Companies in accordance with the terms of this Agreement (as set forth in Section 5 of this Agreement), the County Claims and the School District Claims (together with any and all claims arising from or related to Unpaid Real Property Taxes), but not the Non-Tax Claims, will be deemed satisfied in full and the Mirant Parties will have no further liability pursuant to the County Claims and the School District Claims.  This Agreement does not relieve the Mirant Parties, individually or collectively, of their obligation to timely pay future taxes, fees or charges not specifically addressed by this Agreement; and

F.            Global Settlement Recitals

WHEREAS, following over two years of negotiation, the Parties have reached an agreement for compromise and settlement of all the 1995 – 2003 Haverstraw Proceedings, the 2000 – 2003 Stony Point Proceedings, the 2004 – 2006 Haverstraw Proceedings, the 2004 – 2006 Stony Point Proceedings, and the Village Proceedings (collectively, the “New York Proceedings”); and

WHEREAS, the Parties have fully reviewed the settlement terms and each has determined that this Agreement is in compliance with applicable legal requirements and is in the best interests of all Parties; and

WHEREAS, the settlement of the New York Proceedings is an element of and is contingent upon a comprehensive settlement resolving the Bankruptcy Litigation and the Unpaid Real Property Taxes; and

WHEREAS, the settlements of the New York Proceedings and the Unpaid Real Property Taxes are further the subject of a motion in the Bankruptcy Court pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure for an Order approving such settlements (the “9019 Order”), a form of which order is attached hereto as Exhibit “D”; and

G.            Settlement Approvals

WHEREAS, by resolution dated December 13, 2006 (“Haverstraw Authorizing Resolution”), the Town Board of Haverstraw approved this Agreement and authorized the execution and delivery of this Agreement by the Supervisor of Haverstraw; and

WHEREAS, by resolution dated December 12, 2006 (“Stony Point Authorizing Resolution”), the Town Board of Stony Point approved this Agreement and authorized the execution and delivery of this Agreement by the Supervisor of Stony Point; and

WHEREAS, by resolution dated December 12, 2006 (“Haverstraw Village Authorizing Resolution”), the Board of Trustees of Haverstraw Village approved this Agreement and authorized the execution and delivery of this Agreement by the Mayor of Haverstraw Village; and

WHEREAS, by resolution dated December 11, 2006 (“West Haverstraw Village Authorizing Resolution”), the Board of Trustees of West Haverstraw Village approved a form of this Agreement, subject to such modifications as, in the judgment of the Mayor, in consultation with counsel, might be necessary to implement the terms of the settlement contemplated thereby, and authorized the execution and delivery of such Agreement by the Mayor of West Haverstraw Village; and

WHEREAS, by resolution dated December 13, 2006 (“School District Authorizing Resolution”), the Board of Education of the School District approved this Agreement and authorized the execution and delivery of this Agreement by the President of the Board of Education and by the Superintendent of Schools of the School District; and

WHEREAS, by resolution dated December 12, 2006 (“County Authorizing Resolution”), the Board of Legislators of the County approved this Agreement and authorized the execution and delivery of this Agreement by the County Executive of the County; and

WHEREAS, by all necessary corporate action, each of Mirant, Mirant Bowline, Mirant Lovett, Mirant New York, and HVG has approved this Agreement and authorized the execution and delivery of this Agreement by an authorized executive; and

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1.          Representations and Covenants.

Each of the Parties, each solely for itself, hereby represents and covenants that, as of the date of this Agreement:

a.             It is duly organized, validly existing, and in good standing under the laws of New York State (the “State”) or the state in which it is organized and has full legal right, power, and authority to execute, deliver, and perform all applicable terms and provisions of this Agreement.

b.             All necessary action has been taken to authorize its execution, delivery, and performance of this Agreement, and this Agreement constitutes its legal, valid, and binding obligation enforceable against it in accordance with the terms of this Agreement and applicable law.

c.             With exceptions of: (i) the Mirant Parties’ need to obtain the approval of the Bankruptcy Court and (ii) one or more of the Tax Jurisdictions’ need to take certain acts to obtain funds in order to satisfy their obligations in this Agreement with respect to the Refunds (defined below), no governmental approval by or with any government authority is required for the valid execution, delivery, and performance under this Agreement by it except such as have been duly obtained or made.

d.             To the best of its knowledge, none of the execution or delivery of this Agreement, the performance of the obligations in connection with the transaction contemplated hereby, or the fulfillment of the terms and conditions hereof will  (i) conflict with or violate any of its resolutions, or any of its formation documents, as amended, or of any restriction or any agreement or instrument to which it is a party and by which it is bound; (ii) conflict with, violate, or result in a breach of any applicable law, rule, regulation, or order of any court or other agency or authority of government or ordinance of the State or any political subdivision thereof; or (iii) conflict with, violate, or result in a breach of or constitute a default under or result in the imposition or creation of any mortgage, pledge, lien, security interest, or other encumbrance under this Agreement or under any term or condition of any bond, indenture, or any other agreement or instrument to which it is a party or by which it or any of its properties or assets is bound.

e.             To the best of its knowledge, other than the motion to approve this Agreement before the Bankruptcy Court, there is no action, suit, or proceeding, at law or in equity, or official investigation before or by any government authority pending or, to its knowledge, threatened against it, wherein an anticipated decision, ruling, or finding would result in a material adverse effect on its ability to perform its obligations under this Agreement or on the validity or enforceability of this Agreement.

f.              To the best of its knowledge, the conduct of its business is in compliance with all applicable governmental approvals with respect to which a failure to comply, in any case or in the aggregate, would result in a material adverse effect on its ability to perform its obligations under this Agreement or on the validity or enforceability of this Agreement.

Section 2.          Revision of Assessment Rolls and Dismissal of New York Proceedings.

a.             Revision of Assessment Rolls.  Upon the Effective Date (as defined below in Section 8), the assessors or other officers having custody of the assessment rolls for each of Haverstraw, Stony Point, West Haverstraw Village, and Haverstraw Village shall correct and revise the entries for the assessments relating to the Bowline Facility and the Lovett Facility on their respective assessment rolls to reflect the assessments set forth on Exhibits “E”, “F”, “G”, and “H”, respectively, attached hereto.

b.             Dismissal of New York Proceedings Not Yet Fully Tried.  Upon payment of all Refunds by the Tax Jurisdictions and payment of all Back Taxes and the January 2007 Taxes by the New York Companies in accordance with the terms of this Agreement (as more specifically set forth below in Section 5), the 2004 – 2006 Haverstraw Proceedings, the 2004 – 2006 Stony Point Proceedings, and the Village Proceedings shall be dismissed with prejudice.

c.             Withdrawal of Appeals.  Upon payment of all Refunds by the Tax Jurisdictions and payment of all Back Taxes by the New York Companies in accordance with the terms of this Agreement (as more specifically set forth below in Section 5), Mirant New York, Mirant Bowline (as Mirant Bowline and as Southern Energy Bowline, LLC), Mirant Lovett (as Mirant

Lovett and as Southern Energy Lovett, LLC), and the Tax Jurisdictions shall withdraw or cause to be withdrawn their respective appeals relating to the New York Proceedings (appellate Case Numbers 2004-7179, 2004-10485, 2005-3454, 2005-6605, 2006-9254, 2006-9567, 2006-9564), and shall notify the New York Appellate Division, Second Department of such withdrawal.

d.             Dismissal or Withdrawal of the County Claims, the School District Claims, the Contested Matter, and the Bankruptcy Litigation.  Upon payment of all Refunds by the Tax Jurisdictions and payment of all Back Taxes by the New York Companies in accordance with the terms of this Agreement, the County Claims and the School District Claims will be deemed satisfied in full and the New York Companies will have no further liability pursuant to such claims.  Upon payment of all Refunds by the Tax Jurisdictions and payment of all Back Taxes by the New York Companies in accordance with the terms of this Agreement, the Mirant Parties shall take all reasonable action necessary to effectuate the withdrawal or dismissal, with prejudice, of the Bankruptcy Litigation and the County shall take all reasonable action necessary to effectuate the withdrawal or dismissal of the Contested Matter, with prejudice.

e.             New York Court Orders.  The Parties agree to the forms of Stipulation of Settlement and Order for the New York Court covering each of (i) 2004 – 2006 Haverstraw Proceedings and the 2004 – 2006 Stony Point Proceedings, (ii) the Haverstraw Village Proceedings, and (iii) the West Haverstraw Village Proceedings, attached hereto as Exhibits “I”, “J”, and “K”, respectively.

Section 3.          Refunds to Mirant Bowline and Mirant Lovett.

The County, on its own and on behalf of the other Tax Jurisdictions and the County Solid Waste Authority, shall pay and/or advance in accordance with Section 5 hereof the real property tax refunds, and accrued simple statutory interest on such refunds pursuant to RPTL § 726, which they respectively owe to Mirant Bowline and/or Mirant Lovett (“Refunds”) pursuant to the Haverstraw Decision, the Haverstraw Resettled Order, the Stony Point Decision, the Stony Point Resettled Order, or as agreed with Haverstraw Village or West Haverstraw Village; provided, however, that this provision is not intended to create liability on the part of any Tax Jurisdiction for Refunds owed by another Tax Jurisdiction pursuant to those rulings or village refund agreements.  Notwithstanding the effect of any other provision of this Agreement, the Parties agree that as of January 31, 2007, the aggregate amount of the Refunds, inclusive of accrued simple statutory interest, is $ 163,260,497, with $ 140,305,884 of that Refund amount being owed to Mirant Bowline and $ 22,954,613 of that Refund amount being owed to Mirant Lovett, which amounts will be adjusted to reflect differences in accrued interest to the extent January 31, 2007 is not the actual date of payment and which amounts are allocated to the account of each of the Tax Jurisdictions and the New York Companies as shown on Exhibit “L”, attached hereto.  Interest accrual on the Refunds shall cease as of the time of offset or payment by the Tax Jurisdictions (as set forth below in Section 5).  Only Mirant Bowline and Mirant Lovett, as owners of the Bowline Facility and Lovett Facility, respectively, are entitled to any Refunds and all other Mirant entities, including, but not limited to Mirant New York, waive any rights they have thereto.

Section 4.          Unpaid Real Property Taxes.

a.             Bowline and Lovett Back Taxes.  With respect to that portion of Unpaid Real Property Taxes relating to the Bowline Facility and the Lovett Facility, the New York Companies shall pay or cause to be paid (through offset of Bowline and Lovett Back Taxes against a portion of the Refunds) to the County in accordance with Section 5 of this Agreement all owed and unpaid taxes with respect to the Bowline Facility and the Lovett Facility for years 2003 through 2006 (excluding January 2007 Taxes as defined herein), and accrued simple interest with respect to such taxes calculated at the rate of eight percent (8%) per annum (“Bowline and Lovett Back Taxes”); provided, however, that only Mirant Bowline shall be liable for the Bowline and Lovett Back Taxes owed with respect to the Bowline Facility and only Mirant Lovett shall be liable for the Bowline and Lovett Back Taxes owed with respect to the Lovett Facility.  Subject to Section 4(c) below and in accordance with Section 10 of this Agreement, the base tax amounts of the Bowline and Lovett Back Taxes shall be set through the application of the 2003 assessments for the Bowline Facility and the Lovett Facility, as set forth in the Haverstraw Decision, the Haverstraw Resettled Order, the Stony Point Decision, and the Stony Point Resettled Order, which the Parties agree result in assessments as set forth in Exhibits “E”, “F”, “G”, and “H”.

b.             HVG Back Taxes.  With respect to that portion of Unpaid Real Property Taxes relating to the HVG Property, HVG shall pay or cause to be paid to the County in accordance with Section 5 of this Agreement all owed and unpaid taxes with respect to the HVG Property for years 2004 through 2006 (excluding January 2007 Taxes as defined herein), and accrued simple interest with respect to such taxes calculated at the rate of twelve percent (12%) per annum (“HVG Back Taxes”, and together with the Bowline and Lovett Back Taxes, “Back Taxes”).  The base tax amounts of the HVG Back Taxes shall be the amount of the taxes set forth on the tax bills issued in 2004, 2005, and 2006 by the Bowline Tax Jurisdictions for said HVG Property.

c.             Back Tax Amounts.  Notwithstanding the effect of any other provision of this Agreement, the Parties agree that as of January 31, 2007, the aggregate amount of Back Taxes (excluding January 2007 Taxes as defined herein but inclusive of accrued interest) owed is $ 115,215,705, with $ 70,704,285 of that Back Tax amount being owed to the County by Mirant Bowline, $ 42,971,760 of that Back Tax amount being owed to the County by Mirant Lovett, and $ 1,539,660 of that Back Tax amount being owed to the County by HVG, which amounts will be adjusted to reflect differences in accrued interest to the extent that January 31, 2007 is not the actual date of payment and which amounts are allocated to the account of each of the Tax Jurisdictions and the New York Companies as shown on Exhibit “L”, attached hereto.  Interest accrual on the Back Taxes shall cease as of the time of offset or payment by the Tax Jurisdictions (as set forth below in Section 5).

d.             Usage Charges.  Each of the New York Companies shall pay or cause to be paid, within the later of thirty (30) days after the Effective Date or thirty (30) days of such New York Company’s receipt of a notice(s) setting forth such usage charges in detail, all lawfully levied or assessed usage charges to the extent such usage charges have been previously billed and remain unpaid by such New York Company; provided, however, this Section 4(d) is not intended to affect usage charges not yet billed in the ordinary course for current or future use.

e.             Unpaid Real Property Tax Years.  Payments of the Back Taxes shall cover the following assessment roll years, tax years and payments (by due date).

Haver./St. Pt.	Haver./St. Pt./Co.	Haver./St. Pt./County	School	School
Roll Year	Tax Year	Payment (Due Date)	Tax Year	Payment (Due Date)

2003	2004	January 31, 2004	2003-2004	September 30, 2003
2004	2005	January 31, 2005	2004-2005	September 30, 2004
2005	2006	January 31, 2006	2005-2006	September 30, 2005
2006	2007	NA	2006-2007	September 30, 2006

Vill. of W. Hav.	Vill. of W. Hav.	Vill. of W. Hav.	Vill. of Hav.	Vill. of Hav.	Vill. of Hav.
Roll Year	Tax Year	Payment (Due Date)	Roll Year	Tax Year	Payment (Due Date)

2003	2004-2005	June 30, 2004	2004	2004-2005	June 30, 2004
2004	2005-2006	June 30, 2005	2005	2005-2006	June 30, 2005
2005	2006-2007	June 30, 2006	2006	2006-2007	June 30, 2006

f.              January 2007 Haverstraw, Stony Point, County and Special District Taxes.  Tax bills will be issued in January 2007 by Haverstraw, Stony Point, the County, and certain special districts based on the 2006 assessments on the Bowline Facility, the Lovett Facility and the HVG Property (but excluding any re-levy of any taxes, including any penalties or interest, by the County as more fully described below) (the “January 2007 Taxes”).  Haverstraw, Stony Point, the County, and such special districts shall take all reasonable actions to base the January 2007 Taxes upon the reduced 2006 assessments set forth on Exhibits “E”, “F” and “G”.  To the extent that the January 2007 Taxes cannot be issued based on the 2006 assessments set forth on Exhibits “E”, “F” and “G” and without any re-levy of prior taxes, the Parties agree that the New York Companies shall only be obligated to pay amounts in satisfaction of the January 2007 Taxes equal to what the January 2007 Taxes would have been if based on the reduced 2006 assessments.  Haverstraw, Stony Point, the County, and certain special districts shall accept such payments from the New York Companies as full satisfaction of the January 2007 Taxes; provided, however, if such payments are not timely paid, the Tax Jurisdictions shall be entitled to whatever remedies under the law would normally apply, including penalties and interest on such taxes.  To the extent that the taxes billed in January 2007 include any re-levy of amounts previously billed by any Tax Jurisdiction, the Parties acknowledge that such re-levied amounts, including penalties and interest, are fully satisfied through the payment of Back Taxes pursuant to the terms of this Agreement.

Section 5.          Payment of Amounts Owed.

a.             Payment and/or Offset.  As soon as practicable following the Effective Date: (i) the County, on its own behalf and on the behalf of the other Tax Jurisdictions and the County Solid Waste Authority, shall pay and/or advance (a) the Refunds of $ 22,954,613 owed to Mirant Lovett, which shall be offset by the County against the Back Taxes of $ 42,971,760 owed by Mirant Lovett to the County; (b) the Refunds of $ 140,305,884 owed to Mirant Bowline, which shall be offset by the County against the Back Taxes of $ 70,704,285 owed by Mirant Bowline to the County; and (c) the remaining Refunds of $ 69,601,599 owed to Mirant Bowline, which the County shall pay by wire transfer to Mirant Bowline; (ii) Mirant Lovett shall pay to the County by wire transfer the remaining Back Taxes of $ 20,017,147 owed by Mirant Lovett; and (iii) HVG shall pay to the County by wire transfer the Back Taxes of $ 1,539,660 owed by HVG; provided, however, that the intent of the Parties is that such payments and offsets shall be scheduled to occur on the same date (the “Payment Date”).  Unless otherwise agreed to in writing by each of the Parties, the Payment Date shall be no later than February 15, 2007.  The Parties agree that the payments and offsets provided for by this Section 5 shall, upon its occurrence, result in the satisfaction of the obligations of the Tax Jurisdictions to pay Refunds to the New York Companies under this Agreement and the obligations of the New York Companies to pay Back Taxes under this Agreement.

b.             Reimbursement of County with Respect to the Refunds.  No later than March 15, 2007, each of the Tax Jurisdictions (except the County) shall reimburse the County their respective portion of the Refunds advanced by the County, in accordance with this Agreement and as determined in Exhibit “L” attached to this Agreement, to Mirant Bowline and Mirant Lovett.  If a Tax Jurisdiction does not fully reimburse the County by no later than March 15, 2007, the defaulting Tax Jurisdiction shall pay, in addition to the amount of the Refunds advanced on behalf of such defaulting Tax Jurisdiction, to the County: (i) interest on such unreimbursed amount calculated at a rate of 9% per annum until payment in full is received by the County; and (ii) the defaulting Tax Jurisdiction’s proportional share (i.e., the percentage of the total amount of the Refunds advanced by the County attributable to such defaulting Tax Jurisdiction) of all costs and expenses incurred by the County, including reasonable outside legal fees, to borrow funds in order to pay the Refunds.  If such liability to the County is not satisfied in full by the defaulting Tax Jurisdiction by no later than March 30, 2007, the County may, in addition to all other legal rights and remedies (including, but not limited to, seeking specific performance of payment), offset any such unpaid amounts against any amounts that may be owed by the County (including, but not limited to, unpaid real property taxes, sales tax collections, and/or mortgage tax collections) to such defaulting Tax Jurisdiction.

c.             Reimbursement of County with Respect to the Unpaid Real Property Taxes.  No later than March 15, 2007, each of the Tax Jurisdictions (excluding the County) shall (i) reimburse the County for all amounts advanced (or to be advanced with respect to the 2006 – 2007 School District, Haverstraw Village and West Haverstraw Village taxes in accordance with applicable law) by the County on behalf of such Tax Jurisdiction pursuant to the County’s duty to indemnify the Tax Jurisdictions with respect to the Unpaid Real Property Taxes in excess of the Back Taxes; and (ii) pay to the County their respective portion of the accrued interest on the Unpaid Real Property Taxes (net of any such amount already paid to the County), with such interest being calculated at a simple interest rate of 4% per annum.  As of January 31, 2007, the amount of such payments to the County are calculated as follows:

Tax Jurisdiction	Excess of Back Tax	Net Interest	Total
Haverstraw	$9,262,128	$464,892	$9,727,020
Stony Point	$5,618,866	$380,996	$5,999,862
Haverstraw Village	$2,071,156	$77,879	$2,149,035
West Haverstraw Village	$265,465	$8,722	$274,187
School District	$88,219,550	$5,108,711	$93,328,261
County Solid Waste Authority	$262,146	$19,813	$281,959

The foregoing stated net interest calculations will be adjusted to reflect differences in accrued interest to the extent January 31, 2007 is not the actual date of payment.  Any amount required to be paid under this subsection (c) that is not reimbursed and/or paid to the County by a Tax Jurisdiction shall be charged back by the County to such Tax Jurisdiction less any amount previously paid to the County by such Tax Jurisdiction and agreed to by the County.

d.             County’s Indemnification of Unpaid 2006 – 2007 School District Taxes.  Notwithstanding the payments to be made pursuant to subsections (a), (b) and (c) of this Section of the Agreement, and provided that the School District pays to the County all amounts required under subsections (b) and (c) of this Section of the Agreement, on or before April 1, 2007 the County shall advance to the School District the total amount of the 2006 – 2007 School District taxes duly levied on the tax parcels identified in Exhibits “A”, “B” and “C” of this Agreement.

Section 6.          Treatment of Penalties and Interest Regarding Back Taxes.

With respect to the New York Companies, all penalties and interest, to the extent such interest is calculated at a rate greater than eight percent (8%) per annum (other than with respect to the interest applicable to the HVG Back Taxes, which shall be governed by Section 4(b) of this Agreement), that may have accrued with respect to the Back Taxes shall not be collected by the Tax Jurisdictions from the New York Companies, shall be cancelled, and shall no longer be owed by the New York Companies.

Section 7.          Mutual Release.

Except for the obligations arising under this Agreement, upon the payment of or offset for all Back Taxes and all January 2007 Taxes as set forth herein, each of Mirant Bowline, Mirant Lovett, Mirant New York, HVG, and Mirant, their predecessors, successors, affiliates or subsidiary companies (past and present), and their present and former directors, officers, officials, agents, employees, professionals, and representatives in their individual and representative capacities shall be discharged and released by each of the Tax Jurisdictions from each and every claim, charge, complaint or cause of action whether known or unknown, pertaining to any and all Unpaid Real Property Taxes, the January 2007 Taxes, or any other real property taxes, fees or charges assessed against the Bowline Facility, the Lovett Facility and the HVG Property (relating to tax parcels listed in Exhibits “A”, “B” and “C”) based on any assessment or tax roll through 2006, including without limitation any claim, charge, complaint or cause of action asserted in the County Claims, the School District Claims, and the Contested Matter; provided, however, this release specifically excludes the Non-Tax Claims.  Except for the obligations arising under this Agreement, upon receipt of payment of or offset for all Refunds, each of Mirant Bowline, Mirant Lovett, Mirant New York, HVG, and Mirant (as petitioners, debtors, debtors-in-possession, or as reorganized debtors), their predecessors, successors, bankruptcy estates, and any successors-in-interest thereto, to include, but not limited to, under or pursuant to any confirmed plan of reorganization or liquidation confirmed by the Bankruptcy Court in the Bankruptcy Cases, shall discharge and release each of the Tax Jurisdictions and their present and former directors, officers, officials, agents, employees, professionals, and representatives in their individual and representative capacities, from each and every refund, claim, charge, complaint or cause of action, whether known or unknown, pertaining to any and all Refunds and any other claims related to the Bowline Facility, the Lovett Facility and the HVG Property (relating to tax parcels listed in Exhibits “A”, “B” and “C”) based on any assessment or tax roll through 2006, including without limitation any refund, claim, charge, complaint, or cause of action asserted in the New York Proceedings and the Bankruptcy Litigation.

Section 8.          Effective Date.

This Agreement shall become effective on the first business day (the “Effective Date”) after the tenth day after the entry of the 9019 Order; provided that if the 9019 Order is stayed, the Effective Date shall be the date on which the 9019 Order becomes final and non-appealable.  The Parties shall use reasonable best efforts to seek entry of the 9019 Order on or before December 15, 2006.  In the event this Agreement is not executed by all of the Parties by December 8, 2006, then the Parties shall use reasonable best efforts to seek entry of the 9019 Order on or before the date that is five (5) business days after the date on which all Parties have executed the Agreement and delivered the executed Agreement to the other Parties.

Section 9.          No Admission or Precedent.

Nothing herein shall represent or constitute an admission by any party of any fact or matter, the Parties acknowledging that the assessment reductions and other payments to be made by any party hereto are in settlement of litigation only, nor shall any provision of this Agreement or the 9019 Order be admissible in any court in any jurisdiction other than in an action in the New York Court or in the Bankruptcy Court to obtain approval of or to enforce the express terms of this Agreement.  In addition, the agreement in Section 6 of this Agreement with respect to penalties and interest, as well as the assessments established pursuant to this Agreement, and under the Haverstraw Decision, the Haverstraw Resettled Order, the Stony Point Decision and the Stony Point Resettled Order, shall not be admissible, have any precedential effect or value, or be admitted into evidence in any proceeding in any jurisdiction, except to the extent required to obtain approval of or enforce this Agreement, or the 9019 Order.

Section 10.        Application of RPTL § 727 for Future Assessments.

For the 2004, 2005, and 2006 final assessment rolls, the Parties agree that the assessed values for the Bowline Facility and Lovett Facility shall be reduced pursuant to RPTL § 727, or as otherwise set forth in this Agreement with respect to the Bowline Facility for 2006, to the assessed values set forth in Exhibits “E”, “F”, “G”, and “H”.  To the extent RPTL § 727 would cause the 2006 values set by this Agreement to apply to year 2007 or any subsequent year, the Parties agree that RPTL § 727 is waived and shall not cause such values to apply in any year subsequent to 2006; provided, however, this waiver of RPTL § 727 is not intended to affect application of RPTL § 727 where assessed values may be determined through litigation commenced subsequent to the Effective Date of this Agreement.

Section 11.        Default.

In the event any Party fails to perform its obligations hereunder, monetary or otherwise, each non-defaulting party shall have all rights in law and equity to seek redress for such default

(and shall be entitled to recover reasonable attorney’s fees, disbursements and other expenses associated with seeking such redress), to the extent such default remains uncured for a period of ten (10) days following receipt by the defaulting party of a written notice of default.

Section 12.        Plan of Reorganization.

Any plan(s) of reorganization or liquidation of Mirant Bowline, Mirant Lovett, Mirant New York, and/or HVG shall: (i) incorporate the terms and provisions hereof without modification; (ii) shall provide that this Agreement is binding upon any successor to the bankruptcy estates, including without limitation the appointment of a trustee in the Bankruptcy Cases of the New York Companies; and (iii) provide for the payment, by no later than the effective date of such plan(s) of reorganization or liquidation, of any tax amount, accrued interest or charge that may be due and owing to the Tax Jurisdictions as of the date of the confirmation hearing(s).

Section 13.        Miscellaneous.

a.             Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State without giving effect to the conflict of laws principles thereof.

b.             No Recourse.  All obligations of the Parties contained in this Agreement shall be deemed to be the corporate obligations of the respective Parties and not obligations of any member, officer, official, agent, servant, employee, or affiliate of the Parties.  No recourse upon any obligation contained in this Agreement, or otherwise based on or in respect of this Agreement, shall be had against any past, present, or future member, officer, official, agent, servant, employee, or affiliate of the Parties.

c.             Entire Agreement; Amendment.  This Agreement constitutes the entire agreement and understanding of the Parties with respect to the settlement and releases contemplated herein and it supersedes all prior agreements and understandings, written or oral, between the Parties with respect to such settlement and releases.  This Agreement may not be amended except by an instrument in writing signed by the Parties hereto.

d.             Binding Effect.  This Agreement shall inure to the benefit of, and shall be binding upon each of the Parties, and, as permitted by this Agreement, their respective successors and assigns.

e.             Execution in Counterpart.  This Agreement may be executed by the Parties hereto in several counterparts, and each such counterpart shall be deemed to be an original and all of which constitute together but one and the same agreement. This Agreement may be executed by a signature delivered electronically by facsimile or by the use of Adobe portable document format, which shall be deemed the same as an original signature.

f.              Section Headings Not Controlling.  The section headings in this Agreement have been prepared for convenience of reference only and shall not control, affect the meaning of, or be taken as an interpretation of any provision of this Agreement.

g.             Effective Date.  This Agreement shall be effective as of the Effective Date.

h.             Right to Contest Assessments.  Nothing herein shall prevent the New York Companies from challenging any real property tax assessments relating to the Bowline Facility, the Lovett Facility, or the HVG Property based upon an assessment that becomes final after December 31, 2006 (excluding the 2006 assessments addressed in this Agreement).

i.              Arms Length Agreement.  Each of the Tax Jurisdictions and the Mirant Parties acknowledges that (i) this Agreement is the result of negotiations among the Parties, and has been reviewed by each party and its counsel, and (ii) all Parties contributed to the drafting of this Agreement.  Accordingly, this Agreement shall be deemed the product of each Party, and no ambiguity shall be construed in favor of or against any Party on the basis that it was the drafter of the Agreement.

j.              Recitals Binding.  The recitals in this Agreement constitute an integral part of the agreement of the Parties and are legally binding to the same extent as if the same were set forth in a section of this Agreement.

k.             Tax Parcel Consolidation.  The Parties shall endeavor to consolidate tax parcels to provide for as few tax map numbers as possible for the Bowline Facility and the Lovett Facility, to the extent not inconsistent with State laws.

l.              Further Assurances.  The Parties shall cooperate to take such actions or obtain such other orders of the New York Court or the Bankruptcy Court as may be reasonably necessary to effectuate the terms of this Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed their respective duly authorized officers or representatives as of the day and year first above written.

TOWN OF HAVERSTRAW		TOWN OF STONY POINT

By:		By:
	Howard T. Phillips, Jr.		Phillip A. Marino
	Supervisor		Supervisor

VILLAGE OF HAVERSTRAW		VILLAGE OF WEST HAVERSTRAW

By:		By:
	Francis J. Wassmer, Jr.		Edward P. Zugibe
	Mayor		Mayor

HAVERSTRAW-STONY POINT		COUNTY OF ROCKLAND
CENTRAL SCHOOL DISTRICT

By:		By:
	Dr. Brian Monahan		C. Scott Vanderhoef
	Superintendent		County Executive

By:
Elliot Gillies
President of the Board of Education

MIRANT CORPORATION, a Delaware Corporation

By:
Hugh M. Davenport
Senior Vice President and
Deputy General Counsel

MIRANT BOWLINE, LLC, a Delaware limited liability company

MIRANT LOVETT, LLC, a Delaware limited liability company

MIRANT NEW YORK, INC., a Delaware corporation

HUDSON VALLEY GAS CORPORATION, a New York corporation

By:
Jeffrey R. Perry
President of Mirant Bowline, LLC
President of Mirant Lovett, LLC
President of Mirant New York, Inc.
President of Hudson Valley Gas Corporation

STATE OF NEW YORK	)
) SS.:
COUNTY OF	)

On the          day of December in the year 2006, before me, the undersigned, personally appeared HOWARD T. PHILLIPS, JR., Supervisor of Haverstraw, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

STATE OF NEW YORK	)
) SS.:
COUNTY OF	)

On the          day of December in the year 2006, before me, the undersigned, personally appeared PHILIP A. MARINO, Supervisor of Stony Point, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

STATE OF NEW YORK	)
) SS.:
COUNTY OF	)

On the          day of              in the year 2006, before me, the undersigned, personally appeared FRANCIS J. WASSMER, JR., Mayor of Haverstraw Village, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

STATE OF NEW YORK	)
) SS.:
COUNTY OF	)

On the          day of               in the year 2006, before me, the undersigned, personally appeared EDWARD P. ZUGIBE, Mayor of West Haverstraw Village, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

STATE OF NEW YORK	)
) SS.:
COUNTY OF	)

On the          day of December in the year 2006, before me, the undersigned, personally appeared DR. BRIAN MONAHAN, Superintendent of the School District, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

STATE OF NEW YORK	)
) SS.:
COUNTY OF	)

On the          day of December in the year 2006, before me, the undersigned, personally appeared ELLIOT GILLIES, President of the Board of Education of the School District, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

STATE OF NEW YORK	)
) SS.:
COUNTY OF	)

On the          day of December in the year 2006, before me, the undersigned, personally appeared C. SCOTT VANDERHOEF, County Executive of the County, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

STATE OF GEORGIA	)
) SS.:
COUNTY OF	)

On the          day of December in the year 2006, before me, the undersigned, personally appeared HUGH M. DAVENPORT, Senior Vice President and Deputy General Counsel of Mirant Corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

STATE OF MASSACHUSETTS	)
) SS.:
COUNTY OF	)

On the          day of December in the year 2006, before me, the undersigned, personally appeared JEFFREY R. PERRY, President of Mirant Bowline, Mirant Lovett, Mirant New York and HVG, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

List of Exhibits

Exhibit “A”	Bowline Facility Description and Tax Parcels
Exhibit “B”	Lovett Facility Description and Tax Parcels
Exhibit “C”	HVG Property Description and Tax Parcels
Exhibit “D”	Form of 9019 Order
Exhibit “E”	Haverstraw Assessment Roll Revisions Regarding Bowline Facility
Exhibit “F”	Stony Point Assessment Roll Revisions
Exhibit “G”	Haverstraw Village Assessment Roll Revisions
Exhibit “H”	West Haverstraw Village Assessment Roll Revisions
Exhibit “I”	Form of Haverstraw and Stony Point Stipulation of Settlement and Order
Exhibit “J”	Form of Haverstraw Village Stipulation of Settlement and Order
Exhibit “K”	Form of West Haverstraw Village Stipulation of Settlement and Order
Exhibit “L”	Refund and Back Tax Amounts

L-1

EXHIBIT “A”

DESCRIPTION OF BOWLINE FACILITY

All real property, fixtures and improvements located on the following tax parcels, as such tax parcels may be modified from time to time:

Tax Parcels Located in Haverstraw (outside of Haverstraw Village and West Haverstraw Village):

622.089-9999-134.200/1001 (formerly 600.00-277-1)

622.089-9999-134.200/1011 (formerly 600.00-277-2)

622.089-9999-134.200/1021 (formerly 600.00-277-3)

622.089-9999-134.200/1031 (formerly 600.00-277-4)

622.089-9999-134.200/1041 (formerly 600.00-277-5)

622.089-9999-134.200/1051 (formerly 600.00-277-6)

622.089-9999-134.200/1061 (formerly 600.00-277-7)

20.16-2-4

21.17-1-2

21.17-1-3

21.17-1-4

21.17-1-5

27.05-1-1

27.05-1-2

27.05-1-3

27.05-1-4

27.05-1-5

Tax Parcels Located in West Haverstraw Village

26.07-4-4

26.07-4-5

26.07-4-6

26.07-5-71

26.07-5-72

26.08-2-39

26.08-3-32

26.08-3-33

622.003-9999-134.200/1001 (formerly 600.00-324)

622.003-9999-134.200/2001 (formerly 600.00-325)

A-1

Tax Parcels Located in Haverstraw Village:

27.05-2-2

27.05-2-3

27.05-2-4

27.05-2-6

27.09-1-2

27.09-1-1

on the official tax maps of the County, Haverstraw, Haverstraw Village and West Haverstraw Village, as the case may be.

A-2

EXHIBIT “B”

DESCRIPTION OF LOVETT FACILITY

All real property, fixtures and improvements located on the following tax parcels, as such tax parcels may be modified from time to time:

10.04-2-2	10.04-2-3
10.04-2-4	10.04-2-5
10.04-2-6	10.04-2-7
10.04-2-8	10.04-2-9
10.04-2-10	10.04-2-11
10.04-2-12	10.04-2-13
10.04-2-14	10.04-2-15
10.04-2-16	10.04-2-17
10.04-2-18	10.04-2-19
10.02-3-17

on the official tax maps of the County and Stony Point, as the case may be.

B-1

EXHIBIT “C”

DESCRIPTION OF HVG PROPERTY

All real property, fixtures and improvements located on the following tax parcels, as such tax parcels may be modified from time to time:

622.003-9999-134.200/2011 (formerly 600.00-330)

622.089-9999-134.200/2001 (formerly 600.00-333)

622.089-9999-134.200/2011 (formerly 600.00-334)

on the official tax maps of the County, Haverstraw and West Haverstraw Village, as the case may be.

C-1

EXHIBIT “D”

FORM OF 9019 ORDER

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
FORT WORTH DIVISION

)
In re	)	Chapter 11 Case
)
MIRANT CORPORATION, et al.,	)	Case No. 03-46590 (DML)
	)	Jointly Administered
Debtors.	)
)

ORDER GRANTING DEBTORS’ MOTION PURSUANT TO 11 U.S.C. §§ 105 AND 363 AND RULE 9019 OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE FOR AN ORDER APPROVING THE SETTLEMENT AGREEMENT BY AND AMONG MIRANT CORPORATION, MIRANT BOWLINE, LLC, MIRANT LOVETT, LLC, MIRANT NEW YORK, INC., HUDSON VALLEY GAS CORPORATION, THE COUNTY OF ROCKLAND, TOWN OF HAVERSTRAW, THE HAVERSTRAW-STONY POINT CENTRAL SCHOOL DISTRICT, THE VILLAGE OF HAVERSTRAW, THE VILLAGE OF WEST HAVERSTRAW, AND THE TOWN OF STONY POINT

Upon the motion,(1) dated December 7, 2006 (the “Motion”) of the New York Debtors, for an order approving that certain Settlement Agreement (the “Agreement”) by and among Mirant Bowline, LLC (“Mirant Bowline”), Mirant Lovett, LLC (“Mirant Lovett”), Mirant New York,

(1)  Unless otherwise defined herein, capitalized terms have the same meaning ascribed to them in the Motion.

Inc. (“Mirant New York”), Hudson Valley Gas Corporation (“HVG” and, collectively with Mirant Bowline, Mirant Lovett, and Mirant New York, the “New York Debtors”), and Mirant Corporation (f/k/a Newco 2005 Corporation prior to January 3, 2006) (“Mirant Corp.”, and collectively with the New York Debtors, the “Mirant Settling Parties”), and the County of Rockland (the “County”), Town of Haverstraw (“Haverstraw”), the Haverstraw-Stony Point Central School District (the “School District”), the Village of Haverstraw (“Haverstraw Village”), the Village of West Haverstraw (“West Haverstraw Village,” and together with the County, Haverstraw, the School District, and Haverstraw Village, the “Haverstraw Tax Jurisdictions”), and the Town of Stony Point (“Stony Point,” and when used collectively with the County and the School District, the “Stony Point Tax Jurisdictions”) (the Haverstraw Tax Jurisdictions and Stony Point Tax Jurisdictions are together the “Tax Jurisdictions”); and it appearing that the Court has jurisdiction over this matter and the relief requested in accordance with 28 U.S.C. §§ 157(b)(2)(a), (b), (k), and (o) and 1334; and it appearing that the Agreement is “fair and equitable and in the best interest of the estate” and satisfies the requirements for approval of settlements set forth In re Cajun Electric Power Cooperative, Inc., 119 F.3d 349, 355 (5th Cir. 1997); and it appearing that due notice of the Motion has been provided as set forth in the certificate of service attached to the Motion, and that no other or further notice need be provided; upon all of the proceedings had before the Court; and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY:

ORDERED, that the Motion is hereby GRANTED; it is further

ORDERED, that the Agreement, the terms of which are incorporated herein and a copy of which is attached hereto as Exhibit A, is approved and that the Mirant Settling Parties and the Tax Jurisdictions are authorized and directed to perform as required thereunder; it is further

ORDERED,  upon payment of all Refunds (as defined in Section 4 of the Agreement) by the Tax Jurisdictions and payment of all Back Taxes (as defined in Section 3 of the Agreement) by the New York Debtors in accordance with the terms of the Agreement, that the following proofs of claim will be deemed satisfied in full and the Debtors will have no further liability pursuant to such claims: (i) Proof of Claim No. 7117 filed by the County against Mirant Bowline; (ii) Proof of Claim No. 7118 filed by the County against Mirant New York; (2) (iii) Proof of Claim No. 7119 filed by the County against Mirant Lovett; (iv) Proof of Claim No. 7624 filed by the School District against Mirant Lovett; (v) Proof of Claim No. 7627 filed by the School District against Mirant Bowline; (vi) Proof of Claim No. 7628 filed by the School District against Mirant New York; and (vi) Proof Of Claim No. 7629 filed by the School District against Old Mirant; it is further

ORDERED, that the Refunds owed by the Tax Jurisdictions to any Mirant Settling Party may be offset against Back Taxes owed by another of the Mirant Settling Parties in accordance with Section 5 of the Agreement and, where such offset or payment results in a Refund owed to one Mirant Settling Party being used to satisfy Back Taxes due from another Mirant Settling Party, the net effect will be evidenced by Intercompany Notes providing for the repayment of the funds by the Mirant Settling Party owing to the Mirant Settling Party in accordance with the Cash Management Order; it is further

(2)  Proof of Claim No. 7118 against Mirant New York previously was partially withdrawn by the County, and the County also filed Proof of Claim No. 7108 against Mirant NY-Gen, LLC, which was fully withdrawn.

ORDERED, that the ten-day stay provided for in Rule 6004 of the Bankruptcy Rules is waived and the Agreement is effective immediately; it is further

ORDERED, this Court shall, and hereby does, retain jurisdiction with respect to all matters arising or related to the implementation of this Order and performance under the terms of the Agreement except for any dispute solely among the Tax Jurisdictions.

### End of Order ###

EXHIBIT “E”

HAVERSTRAW FINAL ASSESSMENT ROLLS REDUCTIONS
AND ESTABLISHMENT OF ASSESSED VALUES REGARDING
BOWLINE FACILITY

1995 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
27.-5-1-1	348,116	39,581	59,650	20,069
27.-5-1-2	54,049,843	6,145,467	9,261,500	3,116,033
20.16-2-4	1,189,079	135,198	203,750	68,552
600-324	5,394,188	613,319	924,300	310,981
600-277.1	58,359,707	6,635,499	10,000,000	3,364,501
600-277.2	58,359,707	6,635,499	10,000,000	3,364,501
600-277.3	58,359,707	6,635,499	10,000,000	3,364,501
600-277.4	58,359,707	6,635,499	10,000,000	3,364,501
600-277.5	58,359,707	6,635,499	10,000,000	3,364,501
600-277.6	58,359,707	6,635,499	10,000,000	3,364,501
600-277.7	32,729,291	3,721,320	4,062,415	341,095
Totals	443,868,761	50,467,878	74,511,615	24,043,737

1997 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
20.16-2-4	989,299	118,023	203,750	85,727
21.17-1-2	585,325	69,829	120,550	50,721
27.05-1-2	44,968,779	5,364,775	9,261,500	3,896,725
600-277.1	48,554,531	5,792,556	10,000,000	4,207,444
600-277.2	48,554,531	5,792,556	10,000,000	4,207,444
600-277.3	48,554,531	5,792,556	10,000,000	4,207,444
600-277.4	48,554,531	5,792,556	10,000,000	4,207,444
600-277.5	48,554,531	5,792,556	10,000,000	4,207,444
600-277.6	48,554,531	5,792,556	10,000,000	4,207,444
600-277.7	27,230,352	3,248,581	4,062,415	813,834
600-324	4,487,895	535,406	924,300	388,894
Totals	369,588,837	44,091,948	74,572,515	30,480,567

1998 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
20.16-2-4	1,019,383	122,020	203,750	81,730
21.17-1-2	603,124	72,194	120,550	48,356
21.17-1-3	80,050	9,582	16,000	6,418
21.17-1-4	107,567	12,876	21,500	8,624
21.17-1-5	337,710	40,424	67,500	27,076
26.07-4-4	134,333	16,080	26,850	10,770
26.07-4-5	18,762	2,246	3,750	1,504
26.07-4-6	12,758	1,527	2,550	1,023
26.07-5-71	139,336	16,679	27,850	11,171
26.07-5-72	80,050	9,582	16,000	6,418
26.08-2-39	118,824	14,223	23,750	9,527
26.08-3-32	193,870	23,206	38,750	15,544
26.08-3-33	77,548	9,283	15,500	6,217
27.05-1-1	298,435	35,723	59,650	23,927
27.05-1-3	331,456	39,675	66,250	26,575
27.05-1-4	125,828	15,062	25,150	10,088
27.05-1-5	85,053	10,181	17,000	6,819
27.05-2-2	3,002	359	600	241
27.05-2-3	6,254	749	1,250	501
27.05-2-4	25,016	2,994	5,000	2,006
27.05-2-6	28,337,590	3,392,010	5,664,000	2,271,990
27.09-1-1	6,004	719	1,200	481
27.09-1-2	22,014	2,635	4,400	1,765
27.05-1-2	46,336,262	5,546,451	9,261,500	3,715,049
600-277.1	50,031,056	5,988,717	10,000,000	4,011,283
600-277.2	50,031,056	5,988,717	10,000,000	4,011,283
600-277.3	50,031,056	5,988,717	10,000,000	4,011,283
600-277.4	50,031,056	5,988,717	10,000,000	4,011,283
600-277.5	50,031,056	5,988,717	10,000,000	4,011,283
600-277.6	50,031,056	5,988,717	10,000,000	4,011,283
600-277.7	28,058,417	3,358,592	4,062,415	703,823
600-324	4,624,370	553,537	924,300	370,763
600-325	1,275,792	152,712	255,000	102,288
Totals	412,645,141	49,393,623	80,932,015	31,538,392

1999 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
20.16-2-4	1,084,076	125,319	203,750	78,431
21.17-1-2	641,401	74,146	120,550	46,404
21.17-1-3	85,130	9,841	16,000	6,159
21.17-1-4	114,393	13,224	21,500	8,276
21.17-1-5	359,142	41,517	67,500	25,983
26.07-4-4	142,859	16,514	26,850	10,336
26.07-4-5	19,952	2,306	3,750	1,444
26.07-4-6	13,568	1,568	2,550	982
26.07-5-71	148,179	17,130	27,850	10,720
26.07-5-72	85,130	9,841	16,000	6,159
26.08-2-39	126,365	14,608	23,750	9,142
26.08-3-32	206,174	23,834	38,750	14,916
26.08-3-33	82,470	9,533	15,500	5,967
27.05-1-1	317,375	36,689	59,650	22,961
27.05-1-3	352,491	40,748	66,250	25,502
27.05-1-4	133,814	15,469	25,150	9,681
27.05-1-5	90,451	10,456	17,000	6,544
27.05-2-2	3,192	369	600	231
27.05-2-3	6,651	769	1,250	481
27.05-2-4	26,603	3,075	5,000	1,925
27.05-2-6	30,135,993	3,483,721	5,664,000	2,180,279
27.09-1-1	6,385	738	1,200	462
27.09-1-2	23,411	2,706	4,400	1,694
27.05-1-2	49,276,924	5,696,412	9,261,500	3,565,088
600-277.1	53,206,202	6,150,637	10,000,000	3,849,363
600-277.2	53,206,202	6,150,637	10,000,000	3,849,363
600-277.3	53,206,202	6,150,637	10,000,000	3,849,363
600-277.4	53,206,202	6,150,637	10,000,000	3,849,363
600-277.5	53,206,202	6,150,637	10,000,000	3,849,363
600-277.6	53,206,202	6,150,637	10,000,000	3,849,363
600-277.7	29,839,102	3,449,400	4,062,415	613,015
600-324	4,917,849	568,503	924,300	355,797
600-325	1,356,758	156,841	255,000	98,159
Totals	438,833,050	50,729,101	80,932,015	30,202,914

2000 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
20.16-2-4	842,393	78,848	203,750	124,902
21.17-1-2	498,407	46,651	120,550	73,899
21.17-1-3	66,151	6,192	16,000	9,808
21.17-1-4	88,891	8,320	21,500	13,180
21.17-1-5	279,075	26,121	67,500	41,379
26.07-4-4	111,010	10,391	26,850	16,459
26.07-4-5	15,504	1,451	3,750	2,299
26.07-4-6	10,543	987	2,550	1,563
26.07-5-71	115,144	10,778	27,850	17,072
26.07-5-72	66,151	6,192	16,000	9,808
26.08-2-39	98,193	9,191	23,750	14,559
26.08-3-32	160,210	14,996	38,750	23,754
26.08-3-33	64,084	5,998	15,500	9,502
27.05-1-1	246,620	23,084	59,650	36,566
27.05-1-3	273,907	25,638	66,250	40,612
27.05-1-4	103,981	9,733	25,150	15,417
27.05-1-5	70,286	6,579	17,000	10,421
27.05-2-2	2,481	232	600	368
27.05-2-3	5,168	484	1,250	766
27.05-2-4	20,672	1,935	5,000	3,065
27.05-2-6	23,417,501	2,191,878	5,664,000	3,472,122
27.09-1-1	4,961	464	1,200	736
27.09-1-2	18,192	1,703	4,400	2,697
27.05-1-2	38,291,170	3,584,054	9,261,500	5,677,446
600-277.1	41,344,459	3,869,841	10,000,000	6,130,159
600-277.2	41,344,459	3,869,841	10,000,000	6,130,159
600-277.3	41,344,459	3,869,841	10,000,000	6,130,159
600-277.4	41,344,459	3,869,841	10,000,000	6,130,159
600-277.5	41,344,459	3,869,841	10,000,000	6,130,159
600-277.6	41,344,459	3,869,841	10,000,000	6,130,159
600-277.7	23,186,799	2,170,284	4,062,415	1,892,131
600-324	3,821,468	357,689	924,300	566,611
600-325	1,054,284	98,681	255,000	156,319
Totals	341,000,000	31,917,600	80,932,015	49,014,415

2001 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
20.16-2-4	690,712	59,401	203,750	144,349
21.17-1-2	408,664	35,145	120,550	85,405
21.17-1-3	54,240	4,665	16,000	11,335
21.17-1-4	72,885	6,268	21,500	15,232
21.17-1-5	228,825	19,679	67,500	47,821
26.07-4-4	91,021	7,828	26,850	19,022
26.07-4-5	12,712	1,093	3,750	2,657
26.07-4-6	8,644	743	2,550	1,807
26.07-5-71	94,411	8,119	27,850	19,731
26.07-5-72	54,240	4,665	16,000	11,335
26.08-2-39	80,512	6,924	23,750	16,826
26.08-3-32	131,362	11,297	38,750	27,453
26.08-3-33	52,545	4,519	15,500	10,981
27.05-1-1	202,213	17,390	59,650	42,260
27.05-1-3	224,587	19,315	66,250	46,935
27.05-1-4	85,258	7,332	25,150	17,818
27.05-1-5	57,630	4,956	17,000	12,044
27.05-2-2	2,034	175	600	425
27.05-2-3	4,237	364	1,250	886
27.05-2-4	16,950	1,458	5,000	3,542
27.05-2-6	19,200,937	1,651,281	5,664,000	4,012,719
27.09-1-1	4,068	350	1,200	850
27.09-1-2	14,916	1,283	4,400	3,117
27.05-1-2	31,396,447	2,700,094	9,261,500	6,561,406
600-277.1	33,899,959	2,915,396	10,000,000	7,084,604
600-277.2	33,899,959	2,915,396	10,000,000	7,084,604
600-277.3	33,899,959	2,915,396	10,000,000	7,084,604
600-277.4	33,899,959	2,915,396	10,000,000	7,084,604
600-277.5	33,899,959	2,915,396	10,000,000	7,084,604
600-277.6	33,899,959	2,915,396	10,000,000	7,084,604
600-277.7	19,011,775	1,635,013	4,062,415	2,427,402
600-324	3,133,373	269,470	924,300	654,830
600-325	864,449	74,343	255,000	180,657
Totals	279,599,400	24,045,548	80,932,015	56,886,467

2002 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
20.16-2-4	1,015,319	81,327	203,750	122,423
21.17-1-2	600,720	48,118	120,550	72,432
21.17-1-3	79,731	6,386	16,000	9,614
21.17-1-4	107,138	8,582	21,500	12,918
21.17-1-5	336,363	26,943	67,500	40,557
26.07-4-4	133,798	10,717	26,850	16,133
26.07-4-5	18,687	1,497	3,750	2,253
26.07-4-6	12,707	1,018	2,550	1,532
26.07-5-71	138,781	11,116	27,850	16,734
26.07-5-72	79,731	6,386	16,000	9,614
26.08-2-39	118,350	9,480	23,750	14,270
26.08-3-32	193,097	15,467	38,750	23,283
26.08-3-33	77,239	6,187	15,500	9,313
27.05-1-1	297,245	23,809	59,650	35,841
27.05-1-3	330,134	26,444	66,250	39,806
27.05-1-4	125,326	10,039	25,150	15,111
27.05-1-5	84,714	6,786	17,000	10,214
27.05-2-2	2,990	239	600	361
27.05-2-3	6,229	499	1,250	751
27.05-2-4	24,916	1,996	5,000	3,004
27.05-2-6	28,224,613	2,260,792	5,664,000	3,403,208
27.09-1-1	5,980	479	1,200	721
27.09-1-2	21,926	1,756	4,400	2,644
27.05-1-2	46,151,528	3,696,737	9,261,500	5,564,763
600-277.1	49,831,591	3,991,510	10,000,000	6,008,490
600-277.2	49,831,591	3,991,510	10,000,000	6,008,490
600-277.3	49,831,591	3,991,510	10,000,000	6,008,490
600-277.4	49,831,591	3,991,510	10,000,000	6,008,490
600-277.5	49,831,591	3,991,510	10,000,000	6,008,490
600-277.6	49,831,591	3,991,510	10,000,000	6,008,490
600-277.7	27,946,553	2,238,519	4,062,415	1,823,896
600-324	4,605,934	368,935	924,300	555,365
600-325	1,270,706	101,784	255,000	153,216
Totals	411,000,000	32,921,100	80,932,015	48,010,915

2003 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
20.16-2-4	934,830	74,880	203,750	128,870
21.17-1-2	553,098	44,303	120,550	76,247
21.17-1-3	73,410	5,880	16,000	10,120
21.17-1-4	98,645	7,901	21,500	13,599
21.17-1-5	309,698	24,807	67,500	42,693
26.07-4-4	123,191	9,868	26,850	16,982
26.07-4-5	17,205	1,378	3,750	2,372
26.07-4-6	11,700	937	2,550	1,613
26.07-5-71	127,779	10,235	27,850	17,615
26.07-5-72	73,410	5,880	16,000	10,120
26.08-2-39	108,968	8,728	23,750	15,022
26.08-3-32	177,790	14,241	38,750	24,509
26.08-3-33	71,116	5,696	15,500	9,804
27.05-1-1	273,682	21,922	59,650	37,728
27.05-1-3	303,963	24,347	66,250	41,903
27.05-1-4	115,391	9,243	25,150	15,907
27.05-1-5	77,998	6,248	17,000	10,752
27.05-2-2	2,753	221	600	379
27.05-2-3	5,735	459	1,250	791
27.05-2-4	22,941	1,838	5,000	3,162
27.05-2-6	25,987,126	2,081,569	5,664,000	3,582,431
27.09-1-1	5,506	441	1,200	759
27.09-1-2	20,188	1,617	4,400	2,783
27.05-1-2	42,492,897	3,403,681	9,261,500	5,857,819
600-277.1	45,881,225	3,675,086	10,000,000	6,324,914
600-277.2	45,881,225	3,675,086	10,000,000	6,324,914
600-277.3	45,881,225	3,675,086	10,000,000	6,324,914
600-277.4	45,881,225	3,675,086	10,000,000	6,324,914
600-277.5	45,881,225	3,675,086	10,000,000	6,324,914
600-277.6	45,881,225	3,675,086	10,000,000	6,324,914
600-277.7	25,731,109	2,061,062	4,062,415	2,001,353
600-324	4,240,802	339,688	924,300	584,612
600-325	1,169,971	93,715	255,000	161,285
Totals	378,418,254	30,311,302	80,932,015	50,620,713

2004 and 2005 Final Assessment Rolls,
Each parcel identification number shall be reduced as follows:

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
20.16-2-4	934,830	74,880	203,750	128,870
21.17-1-2	553,098	44,303	120,550	76,247
21.17-1-3	73,410	5,880	16,000	10,120
21.17-1-4	98,645	7,901	21,500	13,599
21.17-1-5	309,698	24,807	67,500	42,693
26.07-4-4	123,191	9,868	26,850	16,982
26.07-4-5	17,205	1,378	3,750	2,372
26.07-4-6	11,700	937	2,550	1,613
26.07-5-71	127,779	10,235	27,850	17,615
26.07-5-72	73,410	5,880	16,000	10,120
26.08-2-39	108,968	8,728	23,750	15,022
26.08-3-32	177,790	14,241	38,750	24,509
26.08-3-33	71,116	5,696	15,500	9,804
27.05-1-1	273,682	21,922	59,650	37,728
27.05-1-3	303,963	24,347	66,250	41,903
27.05-1-4	115,391	9,243	25,150	15,907
27.05-1-5	77,998	6,248	17,000	10,752
27.05-2-2	2,753	221	600	379
27.05-2-3	5,735	459	1,250	791
27.05-2-4	22,941	1,838	5,000	3,162
27.05-2-6	25,987,126	2,081,569	5,664,000	3,582,431
27.09-1-1	5,506	441	1,200	759
27.09-1-2	20,188	1,617	4,400	2,783
27.05-1-2	42,492,897	3,403,681	9,261,500	5,857,819
600-277.1	45,881,225	3,675,086	10,000,000	6,324,914
600-277.2	45,881,225	3,675,086	10,000,000	6,324,914
600-277.3	45,881,225	3,675,086	10,000,000	6,324,914
600-277.4	45,881,225	3,675,086	10,000,000	6,324,914
600-277.5	45,881,225	3,675,086	10,000,000	6,324,914
600-277.6	45,881,225	3,675,086	10,000,000	6,324,914
600-277.7	25,731,109	2,061,062	4,062,415	2,001,353
600-324	4,240,802	339,688	924,300	584,612
600-325	1,169,971	93,715	255,000	161,285
Totals	378,418,254	30,311,302	80,932,015	50,620,713

2006 Final Assessment Rolls,
Each parcel identification number shall be reduced as follows:

Tax ID No.	Court Determined Full Value	Court Determined Assessed Value
20.16-2-4	3,302,300	3,302,300
21.17-1-2	1,953,800	1,953,800
21.17-1-3	259,300	259,300
21.17-1-4	348,500	348,500
21.17-1-5	1,094,000	1,094,000
26.07-4-4	435,200	435,200
26.07-4-5	60,800	60,800
26.07-4-6	41,300	41,300
26.07-5-71	451,400	451,400
26.07-5-72	259,300	259,300
26.08-2-39	384,900	384,900
26.08-3-32	628,000	628,000
26.08-3-33	251,200	251,200
27.05-1-1	966,800	966,800
27.05-1-3	1,073,700	1,073,700
27.05-1-4	407,600	407,600
27.05-1-5	275,500	275,500
27.05-2-2	9,700	9,700
27.05-2-3	20,300	20,300
27.05-2-4	81,000	81,000
27.05-2-6	36,637,994	36,637,994
27.09-1-1	19,400	19,400
27.09-1-2	71,300	71,300
27.05-1-2	57,957,962	57,957,962
622.089-9999-134.200/1001	39,156,428	39,156,428
622.089-9999-134.200/1011	39,156,428	39,156,428
622.089-9999-134.200/1021	39,156,428	39,156,428
622.089-9999-134.200/1031	39,156,428	39,156,428
622.089-9999-134.200/1041	39,156,428	39,156,428
622.089-9999-134.200/1051	39,156,428	39,156,428
622.089-9999-134.200/1061	34,359,670	34,359,670
622.003-9999-134.200/1001	566,457	566,457
622.003-9999-134.200/2011	1,562,303	1,562,303
Totals	378,418,254	378,418,254

EXHIBIT “F”

STONY POINT FINAL ASSESSMENT ROLLS REDUCTIONS
AND ESTABLISHMENT OF ASSESSED VALUES

2000 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
10.02-3-17 MH	134,190	30,099	50,725	20,626
10.04-2-10 HM	142,854	32,042	54,000	21,958
10.04-2-11 IF	14,457	3,243	5,465	2,222
10.04-2-12 IV	6,719	1,507	2,540	1,033
10.04-2-13 JR	74,601	16,733	28,200	11,467
10.04-2-14 KK	76,109	17,071	28,770	11,699
10.04-2-15 LD	103,437	23,201	39,100	15,899
10.04-2-16 LW	26,454	5,934	10,000	4,066
10.04-2-17 MP	17,989	4,035	6,800	2,765
10.04-2-18 NI	17,724	3,976	6,700	2,724
10.04-2-19 OB	1,322,719	296,686	500,000	203,314
10.04-2-2 IG	43,385	9,731	16,400	6,669
10.04-2-3 IZ	22,208	4,981	8,395	3,414
10.04-2-4 JS	61,903	13,885	23,400	9,515
10.04-2-5 KL	52,909	11,867	20,000	8,133
10.04-2-6 LE	4,418	991	1,670	679
10.04-2-8 MQ	42,327	9,494	16,000	6,506
10.04-2-9 NJ	29,100	6,527	11,000	4,473
10.04-2-7 LX	211,386,495	47,413,991	79,906,020	32,492,029
Totals	213,580,000	47,905,994	80,735,185	32,829,191

2001 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
10.02-3-17 MH	141,902	29,700	50,725	21,025
10.04-2-10 HM	151,063	31,618	54,000	22,382
10.04-2-11 IF	15,288	3,200	5,465	2,265
10.04-2-12 IV	7,106	1,487	2,540	1,053
10.04-2-13 JR	78,889	16,511	28,200	11,689
10.04-2-14 KK	80,483	16,845	28,770	11,925
10.04-2-15 LD	109,381	22,893	39,100	16,207
10.04-2-16 LW	27,975	5,855	10,000	4,145
10.04-2-17 MP	19,023	3,981	6,800	2,819
10.04-2-18 NI	18,743	3,923	6,700	2,777
10.04-2-19 OB	1,398,734	292,755	500,000	207,245
10.04-2-2 IG	45,878	9,602	16,400	6,798
10.04-2-3 IZ	23,485	4,915	8,395	3,480
10.04-2-4 JS	65,461	13,701	23,400	9,699
10.04-2-5 KL	55,949	11,710	20,000	8,290
10.04-2-6 LE	4,672	978	1,670	692
10.04-2-8 MQ	44,759	9,368	16,000	6,632
10.04-2-9 NJ	30,772	6,441	11,000	4,559
10.04-2-7 LX	223,534,460	46,785,763	79,906,020	33,120,257
Totals	225,854,022	47,271,247	80,735,185	33,463,938

2002 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
10.02-3-17 MH	146,998	28,459	50,725	22,266
10.04-2-10 HM	156,489	30,296	54,000	23,704
10.04-2-11 IF	15,837	3,066	5,465	2,399
10.04-2-12 IV	7,361	1,425	2,540	1,115
10.04-2-13 JR	81,722	15,821	28,200	12,379
10.04-2-14 KK	83,374	16,141	28,770	12,629
10.04-2-15 LD	113,309	21,937	39,100	17,163
10.04-2-16 LW	28,979	5,610	10,000	4,390
10.04-2-17 MP	19,706	3,815	6,800	2,985
10.04-2-18 NI	19,416	3,759	6,700	2,941
10.04-2-19 OB	1,448,971	280,521	500,000	219,479
10.04-2-2 IG	47,526	9,201	16,400	7,199
10.04-2-3 IZ	24,328	4,710	8,395	3,685
10.04-2-4 JS	67,812	13,128	23,400	10,272
10.04-2-5 KL	57,959	11,221	20,000	8,779
10.04-2-6 LE	4,840	937	1,670	733
10.04-2-8 MQ	46,367	8,977	16,000	7,023
10.04-2-9 NJ	31,877	6,171	11,000	4,829
10.04-2-7 LX	231,562,936	44,830,584	79,906,020	35,075,436
Totals	233,965,807	45,295,780	80,735,185	35,439,405

2003, 2004, 2005, and 2006 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Town’s Assessed Value	Court Ordered Reduction
10.02-3-17 MH	143,041	23,974	50,725	26,751
10.04-2-10 HM	152,277	25,522	54,000	28,478
10.04-2-11 IF	15,411	2,583	5,465	2,882
10.04-2-12 IV	7,163	1,200	2,540	1,339
10.04-2-13 JR	79,522	13,328	28,200	14,872
10.04-2-14 KK	81,130	13,597	28,770	15,173
10.04-2-15 LD	110,259	18,479	39,100	20,621
10.04-2-16 LW	28,199	4,726	10,000	5,274
10.04-2-17 MP	19,176	3,214	6,800	3,586
10.04-2-18 NI	18,894	3,167	6,700	3,533
10.04-2-19 OB	1,409,968	236,311	500,000	263,689
10.04-2-2 IG	46,247	7,751	16,400	8,649
10.04-2-3 IZ	23,673	3,968	8,395	4,427
10.04-2-4 JS	65,986	11,059	23,400	12,341
10.04-2-5 KL	56,399	9,452	20,000	10,548
10.04-2-6 LE	4,709	789	1,670	881
10.04-2-8 MQ	45,119	7,562	16,000	8,438
10.04-2-9 NJ	31,019	5,199	11,000	5,801
10.04-2-7 LX	225,329,798	37,765,274	79,906,020	42,140,746
Totals	227,667,990	38,157,155	80,735,185	42,578,030

EXHIBIT “G”

HAVERSTRAW VILLAGE FINAL ASSESSMENT ROLLS
REDUCTIONS AND ESTABLISHMENT OF ASSESSED VALUES

2001 Final Assessment Roll

Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
27.05-2-6	19,200,937	2,701,572	8,496,075	5,794,503

2002 Final Assessment Roll
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
27.05-2-6	28,224,613	3,815,968	8,496,075	4,680,107

2003, 2004, 2005 and 2006 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
27.05-2-6	25,987,126	3,261,384	8,496,075	5,234,691

G-1

EXHIBIT “H”

WEST HAVERSTRAW VILLAGE FINAL ASSESSMENT ROLLS
REDUCTIONS AND ESTABLISHMENT OF ASSESSED VALUES

1996 Final Assessment Roll

Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
600.00-324	4,487,895	775,060	1,450,000	674,940

1997 Final Assessment Roll
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
600.00-324	4,487,895	772,816	1,450,000	677,184

1998 Final Assessment Roll
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
600.00-324	4,624,370	830,537	1,450,000	619,463

1999 Final Assessment Roll
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
600.00-324	4,917,849	887,672	1,450,000	562,328

2000 Final Assessment Roll
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
NOT CHALLENGED

2001 Final Assessment Roll
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
26.7-4-4	91,021	12,916	40,300	27,384
26.7-4-5	12,712	1,804	5,900	4,096
26.7-4-6	8,644	1,227	4,000	2,773
26.7-5-71	94,411	13,397	41,650	28,253
26.7-5-72	54,240	7,697	24,000	16,303
26.8-2-39	80,512	11,425	37,500	26,075
26.8-3-32	131,362	18,640	58,100	39,460
26.8-3-33	52,545	7,456	23,250	15,794
600.00-324	3,133,373	444,626	1,450,000	1,005,374
600.00-325	864,449	122,665	400,000	277,335
Totals	4,523,269	641,853	2,084,700	1,442,847

2002 Final Assessment Roll
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
26.7-4-4	133,798	17,822	40,300	22,478
26.7-4-5	18,687	2,489	5,900	3,411
26.7-4-6	12,707	1,693	4,000	2,307
26.7-5-71	138,781	18,486	41,650	23,164
26.7-5-72	79,731	10,620	24,000	13,380
26.8-2-39	118,350	15,764	37,500	21,736
26.8-3-32	193,097	25,721	58,100	32,379
26.8-3-33	77,239	10,288	23,250	12,962
600.00-324	4,605,934	613,510	1,450,000	836,490
600.00-325	1,270,706	169,258	400,000	230,742
Totals	6,649,029	885,651	2,084,700	1,199,049

2003 Final Assessment Roll
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
26.7-4-4	123,191	9,868	40,300	30,432
26.7-4-5	17,205	1,378	5,900	4,522
26.7-4-6	11,700	937	4,000	3,063
26.7-5-71	127,779	10,235	41,650	31,415
26.7-5-72	73,410	5,880	24,000	18,120
26.8-2-39	108,968	8,728	37,500	28,772
26.8-3-32	177,790	14,241	58,100	43,859
26.8-3-33	71,116	5,696	23,250	17,554
600.00-324	4,240,802	339,688	1,450,000	1,110,312
600.00-325	1,169,971	93,715	400,000	306,285
Totals	6,121,932	490,367	2,084,700	1,594,333

2004, 2005 and 2006 Final Assessment Rolls
Court Ordered Values and Reductions

Tax ID No.	Court Ordered Full Value	Court Ordered Assessed Value	Village’s Assessed Value	Court Ordered Reduction
SUBJECT TO HAVERSTRAW ASSESSMENT ROLL

EXHIBIT “I”

FORM OF HAVERSTRAW AND STONY POINT
STIPULATION OF SETTLEMENT AND ORDER

STATE OF NEW YORK SUPREME COURT ROCKLAND COUNTY

In the Matter of the Application of: MIRANT NEW YORK, INC. and MIRANT BOWLINE, LLC,

Petitioners,	Index Nos. 4264-04, 4726-05,
5033-06
vs.

THE ASSESSOR OF THE TOWN OF HAVERSTRAW, ET AL.,

Respondents,	STIPULATION and CONSENT ORDER OF DISMISSAL

COUNTY OF ROCKLAND and NORTH ROCKLAND CENTRAL SCHOOL DISTRICT,

Intervenors-Respondents.

PRESENT:	Hon. Thomas A. Dickerson
Supreme Court Justice

WHEREAS, the parties entered into a Settlement Agreement (“Agreement”)(attached hereto as Exhibit “A”), which Agreement the parties agree has been fully complied with;

WHEREAS, the parties seek to dismiss the above-captioned proceedings, with prejudice; and

IT IS THEREFORE STIPULATED, AGREED AND ORDERED, that the above-captioned proceedings are hereby dismissed, with prejudice, with each party to bear its own attorney fees and costs.

FOR: RESPONDENTS and

INTERVENOR-RESPONDENT

North Rockland Central School District

by its attorneys,

WHITEMAN OSTERMAN & HANNA

By:
Jonathan P. Nye
One Commerce Plaza
Albany, New York 12260
(518) 487-7600

FOR:	PETITIONERS	FOR:	INTERVENOR-RESPONDENT
	Mirant New York, Inc.		County of Rockland
Mirant Bowline, LLC
	by its attorneys		by its attorney,

	HISCOCK & BARCLAY, LLP		PATRICIA ZUGIBE

By:
	Lawrence A. Zimmerman		Fina Del Principio
	50 Beaver Street		Principal Assistant County Attorney
	Albany, New York 12207		11 New Hempstead Road, 3rd Floor
	(518) 429-4242		New City, New York 10956

IT IS SO ORDERED.

E N T E R

Dated:	December [ ], 2006
	White Plains, New York	Thomas A. Dickerson
Supreme Court Justice

STATE OF NEW YORK SUPREME COURT ROCKLAND COUNTY

In the Matter of the Application of: MIRANT NEW YORK, INC. and MIRANT LOVETT, LLC,

Petitioners,
vs.	STIPULATION and CONSENT ORDER
OF DISMISSAL
THE ASSESSOR OF THE TOWN OF STONY POINT, ET AL.,
Respondents,
COUNTY OF ROCKLAND and NORTH ROCKLAND CENTRAL SCHOOL DISTRICT,
Intervenors-Respondents.	Index Nos. 4265/04, 2005-4727,2006-5032

PRESENT:	Hon. Thomas A. Dickerson
Supreme Court Justice

WHEREAS, the parties entered into a Settlement Agreement (“Agreement”)(attached hereto as Exhibit “A”), which Agreement the parties agree has been fully complied with;

WHEREAS, the parties seek to dismiss the above-captioned proceedings, with prejudice; and

IT IS THEREFORE STIPULATED, AGREED AND ORDERED, that the above-captioned proceedings are hereby dismissed, with prejudice, with each party to bear its own attorney fees and costs.

FOR:	INTERVENOR-RESPONDENT	FOR:	RESPONDENTS
	North Rockland Central School District		by its attorneys
by its attorneys,
WHITEMAN OSTERMAN & HANNA

By:		By:

	Jonathan P. Nye		Dennis Lynch
One Commerce Plaza
Albany, New York 12260
(518) 487-7600

FOR:	PETITIONERS	FOR:	INTERVENOR-RESPONDENT
	Mirant New York, Inc.		County of Rockland
Mirant Lovett, LLC
	by its attorneys		by its attorney,
	HISCOCK & BARCLAY, LLP		PATRICIA ZUGIBE

By:
	Lawrence A. Zimmerman		Fina Del Principio
	50 Beaver Street		Principal Assistant County Attorney
	Albany, New York 12207		11 New Hempstead Road, 3rd Floor
	(518) 429-4242		New City, New York 10956

IT IS SO ORDERED.

E N T E R

Dated:	December [ ], 2006
	White Plains, New York	Thomas A. Dickerson
Supreme Court Justice

EXHIBIT “J”

FORM OF HAVERSTRAW VILLAGE
STIPULATION OF SETTLEMENT AND ORDER

STATE OF NEW SUPREME COURT ROCKLAND COUNTY
In the Matter of: SOUTHERN ENERGY BOWLINE, LLC, MIRANT NEW YORK, INC., MIRANT BOWLINE, LLC, Intervenors/Petitioners, vs. THE ASSESSOR OF THE VILLAGE OF HAVERSTRAW, ET AL., Respondents,	STIPULATION AND ORDER OF SETTLEMENT Index Nos. 2060/01, 2345/02, 2619/03, 2483/04, 2712/06

PRESENT:	Hon. Thomas A. Dickerson
Supreme Court Justice

WHEREAS, the above-captioned proceedings were commenced pursuant to Article 7 of the Real Property Tax Law (“RPTL”)  by Petitioners, Southern Energy Bowline, LLC, Mirant New York, Inc. and Mirant Bowline, LLC, in the Supreme Court of the State of New York to review the real property tax assessments made by Respondents for each of the years 2001, 2002, 2003, 2004, 2005 and 2006 on premises of Petitioner described on the Village of Haverstraw (“Village”) Final Assessment Rolls as Parcel Number:

Tax Identification Number
27.05-2-6

being the real property (in whole or in part) mentioned and more fully described in the Petitions filed;

WHEREAS, the parties have entered into a Settlement Agreement (“Agreement”) resolving the above-captioned proceedings, which Agreement is attached hereto as Exhibit “A”, and incorporated herein to the extent that relates to these proceedings;

WHEREAS, it is the intention of the parties and the Court for this Stipulation and Settlement Order (“Stipulation”) to effectuate and implement the terms of said Agreement, such that the terms of the Agreement shall control to the extent that there are any ambiguities or inconsistencies between this Stipulation and the Agreement; and

IT IS THEREFORE STIPULATED, AGREED AND ORDERED, that:

1.             The assessments for Petitioner’s real property designated upon the assessment rolls for the Village for each of the years 2001, 2002, 2003, 2004, 2005 and 2006 shall be reduced for tax identification number 27.05-2-6, by year, as follows:

	2001	2002	2003	2004	2005	2006
Village Assessed Value	8,496,075	8,496,075	8,496,075	8,496,075	8,496,075	8,496,075
Court Ordered Assessed Value	2,701,572	3,815,968	3,261,384	3,261,384	3,261,384	3,261,384

See Exhibit G to the Agreement.

2.             Respondent assessors or other officers having custody of the assessment or tax rolls of the Village for each of the years 2001, 2002, 2003, 2004, 2005 and 2006 shall forthwith correct and revise the entries for the assessment of this property to reflect the assessment reductions recited by making appropriate notations on said assessment rolls.

3.             Petitioner shall recover from the Village for using each of the 2001, 2002 and 2003 final assessment rolls of said Village to levy taxes, the various principal amounts paid to such taxing entities as and for excess taxes for each of the said 2001, 2002 and 2003 years, which results from the difference between the ordered final assessment (as set forth above for each of the said years of 2001, 2002 and 2003) and the Village’s stated assessment for the above-described tax identification number for each of the years 2001, 2002 and 2003  (or other levying period for which each of the 2001, 2002 and 2003 final assessment rolls were used).

4.             Notwithstanding the provisions of RPTL § 726, paragraph 6, above, and the reductions set forth in paragraph 1, above, the total refunds to be paid to Petitioners shall be $1,800,000, provided such refunds are paid no later than the Payment Date, as defined in the Agreement.  If said refunds are not so paid or caused to be paid pursuant to Section 5 of the Agreement, then refunds shall be determined and paid pursuant to Real Property Tax § 726.  Such payment shall be wired to: Mirant Bowline, LLC, 1155 Perimeter Center West, Atlanta, Georgia 30338, or shall be offset or redirected as set forth in Section 5 of the Agreement.

5.             To the extent of any taxes owed for each of the tax years 2004, 2005 and 2006 relative to levies made by the Village (“Unpaid Real Property Taxes”), said taxes (including interest, penalties, charges, fees or other costs) are hereby discharged and waived by the Village as against Petitioners. Such Unpaid Real Property Taxes shall be paid or otherwise caused to be paid pursuant to Section 5 of the Agreement.

6.             To the extent that the Village is required to make any payments to the County of Rockland, relative to the 2004, 2005 and 2006 tax years (applying the Town of Haverstraw assessment rolls for each of the years 2003, 2004 and 2005, respectively), the Village shall make said payments and shall not seek contribution or other payment from Petitioners for the same.

7.             It is specifically agreed between the parties that this Stipulation, any portion thereof, as well as all facts pertaining to the negotiation and execution of this Stipulation shall be inadmissible in any subsequent action or proceeding before any court of law or administrative body for any purpose, except that this Stipulation and its provisions shall be admissible in any action or proceeding for enforcement of its provisions.

8.             This Stipulation shall be deemed as benefiting the Village in any pending tax certiorari proceeding between the parties.

9.             The parties represent that the individuals executing this Stipulation have been fully authorized by their respective clients to enter into this Stipulation with full and binding effect upon their clients, the parties to this proceeding.

10.           This Stipulation is the full, final and complete Stipulation and it supersedes any prior oral or written agreement between the parties.  Specifically, the parties are entering into this Stipulation in order to save litigation expenses that would be sustained if the issues herein could not be resolved amicably.

11.           This Stipulation may not be modified except by a subsequent writing signed by the authorized representative of all the parties to this Stipulation and approved by the Court.

12.           If any provision of this stipulation of settlement, or the Order prepared in accordance herewith, shall be determined to be invalid, illegal, null or void, or unenforceable to any extent, the remainder of this Stipulation of Settlement and its application shall not be affected and shall be enforceable to the fullest extent permitted by law.

IT IS FURTHER ORDERED, that RPTL § 727 is not applicable to and/or is otherwise waived with respect to any assessment rolls not covered by this Stipulation and, more specifically, with respect to any final assessment rolls of Haverstraw or Stony Point for the year 2007, or thereafter.

IT IS FURTHER ORDERED, that this Court will retain jurisdiction for any disputes arising out of this Stipulation and any instruments executed by the parties in furtherance thereof.

IT IS FURTHER ORDERED, that this Stipulation is intended to effectuate and implement the terms of the Agreement, and thereby, the terms of the Agreement shall control; and

IT IS FURTHER STIPULATED AND ORDERED, that the above captioned proceedings are hereby discontinued, except that Petitioner may re-open the proceedings for the sole purpose of enforcing this Order, and for such other and further relief as the Court may deem appropriate.

FOR:	PETITIONER,	FOR:	RESPONDENTS
	Mirant Bowline, LLC		Village of Haverstraw,
	by their attorneys		by their attorneys
HISCOCK & BARCLAY, LLP

By		By
	Mark D. Lansing		Jay Hood
50 Beaver Street
Albany, New York 12207

IT IS SO ORDERED.

E N T E R

Dated:	, 2006
	White Plains, New York	Thomas A. Dickerson
Justice of the Supreme Court

EXHIBIT “K”

FORM OF WEST HAVERSTRAW VILLAGE

STIPULATION OF SETTLEMENT AND ORDER

STATE OF NEW SUPREME COURT	ROCKLAND COUNTY
In the Matter of: SOUTHERN ENERGY BOWLINE, LLC, MIRANT NEW YORK, INC., MIRANT BOWLINE, LLC, Intervenors/Petitioners, vs. THE ASSESSOR OF THE VILLAGE OF WEST HAVERSTRAW, ET AL., Respondents,		STIPULATION AND ORDER OF SETTLEMENT Index Nos.2346/96, 2446-97, 2394-98, 2395-98, 2396-98, 2397-98, 2398-98, 2308-99, 2061-01, 2343-02

PRESENT:                                    Hon. Thomas A. Dickerson
 Supreme Court Justice

WHEREAS, Orange & Rockland Utilities, Inc. (“O&R”) commenced tax certiorari proceedings in the New York Court to review the assessments on certain of its real properties located in the Village of West Haverstraw (“Respondents” or “West Haverstraw Village”) as set forth on the 1996, 1997,  1998, and 1999 final assessment rolls of West Haverstraw Village (the “1996 – 1999 West Haverstraw Village Proceedings”) and identified as tax identification number 600-324;

WHEREAS, Southern Energy Bowline, LLC (which is now known as Mirant Bowline, LLC following a name change) or its predecessor subsequently purchased from O & R the property that was the subject of the petitions in the 1996 – 1999 West Haverstraw Village Proceedings, which properties are identified as Parcel Nos.

Tax Identification Number
26.7-4-4
26.7-4-5
26.7-4-6
26.7-5-71
26.7-5-72
26.8-2-39
26.8-3-32
26.8-3-33
600-324
600-325

(“Bowline Facility”);

WHEREAS, Mirant New York, Inc. and/or Mirant Bowline, LLC commenced tax certiorari proceedings to review the assessments on the Bowline Facility relating to West Haverstraw Village’s 2001 and 2002 final assessment rolls (the “2001 – 2002 West Haverstraw Village Proceedings” and together with the 1996 – 1999 West Haverstraw Village Proceedings, the “West Haverstraw Village Proceedings”);

WHEREAS, the parties have entered into a Settlement Agreement (“Agreement”) resolving the above-captioned proceedings, which Agreement is attached hereto as Exhibit “A”, and incorporated herein to the extent that it relates to these proceedings;

WHEREAS, it is the intention of the parties and the Court for this Stipulation to effectuate and implement the terms of said Agreement, such that the terms of the Agreement shall control to the extent that there are any ambiguities or inconsistencies between this Stipulation and the Agreement; and

WHEREAS, the above-captioned proceedings were commenced pursuant to Article 7 of the Real Property Tax Law, and the parties have reached an agreement for compromise and settlement of all proceedings referred to herein, and the parties having entered into this Stipulation of Settlement and Order (“Stipulation”), by and through their attorneys, setting forth the terms of such agreement for compromise and settlement:

IT IS THEREFORE STIPULATED, AGREED AND ORDERED, that:

1.             The assessments for Petitioner’s real property designated upon the assessment rolls of the Village for each of the years 1996, 1997, 1998 and 1999  shall be reduced for the following tax identification number as follows:

Tax Id. No. 600-324	1996	1997	1998	1999
Village Assessed Value	1,450,000	1,450,000	1,450,000	1,450,000
Court Ordered Assessed Value	775,060	772,816	830,537	887,672

See Exhibit H to the Agreement.

2.             The assessments for Petitioner’s real property designated upon the assessment roll for the Village for the year 2001 by the following tax identification numbers be and the same are reduced as follows:

Tax Id. No.	Village Assessed Value	Court Ordered Full Value	Court Ordered Assessed Value
26.7-4-4	40,300	91,021	12,916
26.7-4-5	5,900	12,712	1,804
26.7-4-6	4,000	8,644	1,227
26.7-5-71	41,650	94,411	13,397
26.7-5-72	24,000	54,240	7,697
26.8-2-39	37,500	80,512	11,425
26.8-3-32	58,100	131,362	18,640
26.8-3-33	23,250	52,545	7,456
600-324	1,450,000	3,133,373	444,626
600-325	400,000	864,449	122,665
Totals	2,084,700	4,523,271	641,852

See Exhibit H to the Agreement.

3.             The assessments for Petitioner’s real property designated upon the assessment roll for the Village for the year 2002 by the following tax identification numbers be and the same are reduced as follows:

Tax Id. No.	Village Assessed Value	Court Ordered Full Value	Court Ordered Assessed Value
26.7-4-4	40,300	133,798	17,822
26.7-4-5	5,900	18,687	2,489
26.7-4-6	4,000	12,707	1,693
26.7-5-71	41,650	138,781	18,486
26.7-5-72	24,000	79,731	10,620
26.8-2-39	37,500	118,350	15,764
26.8-3-32	58,100	193,097	25,721
26.8-3-33	23,250	77,239	10,288
600-324	1,450,000	4,605,934	613,510
600-325	400,000	1,270,706	169,258
Totals	2,084,700	6,649,029	885,651

See Exhibit H to the Agreement.

4.             The assessments for Petitioner’s real property designated upon the assessment rolls for the Town of Haverstraw for the year 2002 by the following tax identification numbers be and the same are reduced as follows (which rolls were used by the Village of West Haverstraw for its 2003 Village tax levy that Petitioner fully paid):

Tax Id. No.	Village Assessed Value	Court Ordered Full Value	Court Ordered Assessed Value
26.7-4-4	40,300	123,191	9,868
26.7-4-5	5,900	17,205	1,378
26.7-4-6	4,000	11,700	937
26.7-5-71	41,650	127,779	10,235
26.7-5-72	24,000	73,410	5,880
26.8-2-39	37,500	108,968	8,728
26.8-3-32	58,100	177,790	14,241
26.8-3-33	23,250	71,116	5,696
600-324	1,450,000	4,240,802	339,688
600-325	400,000	1,169,971	93,715
Totals	2,084,700	6,121,932	490,367

See Exhibits E and H to the Agreement.

5.             Respondent assessors or other officers having custody of the assessment rolls of the Village for each of the years 1996, 1997, 1998, 1999, 2001, and 2002 shall forthwith correct and revise the entries for the assessment of this property to reflect the assessment reductions herein recited by making appropriate notations thereon.

6.             Petitioners shall recover from the Village for using each of the 1996, 1997, 1998, 1999, 2001, and the 2002 final assessment or tax rolls of said Village to levy taxes (and the 2002 final assessment rolls of the Town of Haverstraw), the various principal amounts paid to the Village as and for excess taxes for each of the said 1996, 1997, 1998, 1999, 2001, 2002 and 2003 tax years, which results from the difference between the ordered final assessment or tax roll (as set forth above for each of the said years of 1996, 1997, 1998, 1999, 2001 and 2002) and the Village’s (or Town’s)  stated assessment for the above-described tax identification number for each of the years 1996, 1997, 1998, 1999, 2001, 2002 and 2002 Town of Haverstraw rolls (or other levying period for which each of the 1996, 1997, 1998, 1999, 2001, and 2002  final assessment rolls were used), except as limited herein.

7.             Notwithstanding the provisions of RPTL § 726, paragraph 6, above, and the reductions set forth in paragraphs 1 through 4, above, the total refunds to be paid to Petitioners shall be $200,000, provided such refunds are paid no later than the Payment Date, as set forth in the

Agreement.  If said refunds are not so paid or caused to be paid pursuant to Section 5 of the Agreement, then refunds shall be determined and paid pursuant to Real Property Tax § 726.  Such payment shall be wired to: Mirant Bowline, LLC, 1155 Perimeter Center West, Atlanta, Georgia 30338, or shall be offset or redirected as set forth in Sections 4 and 5 of the Agreement.

8.             To the extent of any taxes owed by Petitioners for each of the tax years 2004, 2005 and 2006 relative to levies made by the Village (“Unpaid Real Property Taxes”), such Unpaid Real Property Taxes (including interest, penalties, charges, fees or other costs) shall be paid or otherwise caused to be paid pursuant to Sections 4 and 5 of the Agreement.

9.             To the extent that the Village is required to make any payments to the County of Rockland, relative to the 2004, 2005 and 2006 tax years (applying the Town of Haverstraw assessment rolls for each of the years 2003, 2004 and 2005, respectively), over and above those Unpaid Real Property Taxes to be paid or caused to be paid by Petitioners in accordance with paragraph 8 above, the Village shall make said payments and shall not seek contribution or other payment from Petitioners for the same.

10.           Any portion of this Stipulation, as well as all facts pertaining to the negotiation and execution of this Stipulation shall be inadmissible in any subsequent action or proceeding before any court of law or administrative body for any purpose, except that this Stipulation and its provisions shall be admissible in any action or proceeding for enforcement of its provisions.

11.           This Stipulation is deemed to benefit the Village in any pending tax certiorari proceeding between the parties.

12.           The parties hereto represent that the individuals executing this Stipulation have been fully authorized by their respective clients to enter into this Stipulation with full and binding effect upon their clients, the parties to this proceeding.

13.           This Stipulation is the full, final and complete Stipulation and this Stipulation supersedes any prior oral or written agreement between the parties.  Specifically, the parties are entering into this Stipulation in order to save litigation expenses that would be sustained if the issues herein could not be resolved amicably.

14.           This Stipulation may not be modified except by a subsequent writing signed by the authorized representative of all the parties to this Stipulation and approved by the Court.

IT IS FURTHER ORDERED, that RPTL § 727 is not applicable to and/or is otherwise waived with respect to any assessment rolls not covered by this Stipulation and, more specifically, with respect to any final assessment rolls of Haverstraw or Stony Point for the year 2007, or thereafter.

IT IS FURTHER ORDERED, that this Court will retain jurisdiction for any disputes arising out of this Stipulation and any instruments executed by the parties in furtherance thereof.

IT IS FURTHER ORDERED, that this Stipulation is intended to effectuate and implement the terms of the Agreement, and thereby, the terms of the Agreement shall control.

IT IS FURTHER ORDERED, that the above captioned proceedings are hereby discontinued, except that Petitioner may re-open the proceedings for the sole purpose of enforcing this Order, and for such other and further relief as the Court may deem appropriate.

FOR:	PETITIONER,	FOR:	RESPONDENTS
	Mirant Bowline, LLC		Village of West Haverstraw,
	by their attorneys		by their attorneys
HISCOCK & BARCLAY, LLP

By		By
	Mark D. Lansing		John S. Edwards
50 Beaver Street
Albany, New York 12207

IT IS SO ORDERED.

E N T E R

Dated:	December , 2006
	White Plains, New York	Thomas A. Dickerson
Justice of the Supreme Court

EXHIBIT “L”

REFUND AND BACK TAX AMOUNTS

	Mirant	Mirant	Mirant	Mirant
Tax	Bowline	Bowline	Lovett	Lovett	HVG
Jurisdiction	Refunds	Back Taxes	Refunds	Back Taxes	Back Taxes
Haverstraw	$17,155,375	$9,469,186	NA	NA	$168,001
Stony Point	NA	NA	$4,324,180	$7,505,263	NA
Haverstraw Village	1,800,000	1,389,377	NA	NA	NA
West Haverstraw Vill.	200,000	160,249	NA	NA	87,696
School District	113,570,719	57,418,414	17,617,378	34,228,300	1,241,804
County	7,149,230	2,082,298	946,518	1,135,064	38,568
Co. Solid Waste Auth.	430,560	184,761	66,537	103,134	3,591

Total	$140,305,884	$70,704,285	$22,954,613	$42,971,760	$1,539,660

Aggregate Refunds:	$163,260,497

Aggregate Back Taxes:	$115,215,705

L-1